FEDERATED MDT MID CAP GROWTH FUND A PORTFOLIO OF FEDERATED MDT SERIES

Prospectus/Proxy Statement - Please Vote Today!

Federated MDT Mid Cap Growth Fund, a portfolio of the Federated MDT Series, will hold a special meeting of shareholders on Friday, April 9, 2010.  Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.

It is important for you to vote and we encourage you to do so.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders’ votes for certain types of changes, like the one described here and in the accompanying Prospectus/Proxy Statement.  As a shareholder, you have a right to vote on these changes and we urge you to do so.  A prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?
The proposal is to reorganize Federated MDT Mid Cap Growth Fund into Federated Mid Cap Growth Strategies Fund (the “Reorganization”).

Why has the Board of Trustees recommended that I vote in favor of the proposal?
The Board of Trustees recommends you vote in favor of the proposal because it believes that the Reorganization is in the best interest of shareholders.
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After the Reorganization, shareholders of the Federated MDT Mid Cap Growth Fund will be invested in a fund that continues to provide similar investment exposure, has lower expense ratios, and has provided stronger performance in recent years.

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•
The investment objectives, restrictions and policies of both funds are similar:  The investment objective of Federated MDT Mid Cap Growth Fund is long-term capital appreciation and the investment objective of Federated Mid Cap Growth Strategies Fund is appreciation of capital.  Each fund pursues its objective by investing in mid cap common stocks.

Please see the section entitled “Summary-Reasons for the Proposed Reorganization” in the Prospectus/Proxy Statement for more information.

How will the Reorganization affect my investment?

•	The cash value of your investment will not change and you will not have to pay any sales charge to transfer your assets to Federated Mid Cap Growth Strategies Fund.

If you own shares in:	You will receive shares of:
Federated MDT Mid Cap Growth Fund A Shares	Federated Mid Cap Growth Strategies A Shares
Federated MDT Mid Cap Growth Fund C Shares	Federated Mid Cap Growth Strategies C Shares
Federated MDT Mid Cap Growth Fund IS Shares	Federated Mid Cap Growth Strategies IS Shares

•	The Reorganization is expected to be a tax-free transaction under the Internal Revenue Code of 1986, as amended.

•
If you hold Class C shares of Federated MDT Mid Cap Growth Fund, you will receive credit for the amount of time you held your shares for purposes of the contingent deferred sales charge holding period.  That credit will transfer to the Class C Shares of Federated Mid Cap Growth Strategies Fund that you will receive in the Reorganization.

Will my current account options transfer over to my new account?
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Yes, these servicing features will transfer automatically to your Federated Mid Cap Growth Strategies Fund account.  However, if you participate in a systematic investment program, you will receive a communication requesting that you confirm your continued participation in such a plan.
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What should I do in connection with the Reorganization?
Please vote your shares today.  If the Reorganization is approved, your shares will automatically be exchanged for Federated Mid Cap Growth Strategies Fund shares.  Please do not attempt to make the Reorganization exchange into Federated Mid Cap Growth Strategies Fund yourself.

How do I vote my shares?
There are several ways in which you can cast your vote:

•	You may vote in person at the April 9, 2010 meeting, or by completing and returning the proxy card enclosed with this statement.

•	You may vote by telephone or through the internet. Please refer to your ballot for the appropriate toll-free telephone number and web address.

If you:
1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all, we may contact you by telephone to request that you cast your vote.

Whom do I call if I have questions about this Prospectus/Proxy Statement?
Please don’t hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.

Thank you in advance for your vote and your continued support of the Federated Funds.

After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED MDT SERIES
Federated MDT Mid Cap Growth Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD April 9, 2010

TO SHAREHOLDERS OF FEDERATED MDT MID CAP GROWTH FUND, a portfolio of Federated MDT Series.

A special meeting of the shareholders of Federated MDT Mid Cap Growth Fund will be held at 4000 Ericsson Drive, at 2:00 p.m. (Eastern time), on April 9, 2010, for the following purpose:

1.
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Mid Cap Growth Strategies Fund (“Acquiring Fund”), a portfolio of Federated Equity Funds, would acquire all of the assets of Federated MDT Mid Cap Growth Fund (“Acquired Fund”) in exchange for Class A Shares, Class C Shares and Institutional Shares of Acquiring Fund to be distributed pro rata by Acquired Fund in complete liquidation and termination of Acquired Fund.  As a result of the reorganization, shareholders of the Acquired Fund will receive shares of the corresponding share class of the Acquiring Fund.

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The Board of Trustees has fixed February 16, 2010 as the record date for determination of shareholders entitled to vote at the special meeting.

By Order of the Board of Trustees,

John W. McGonigle
Secretary

February 26, 2010

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YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT
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February 26, 2010
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Acquisition of the assets of

FEDERATED MDT MID CAP GROWTH FUND
a portfolio of Federated MDT Series

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No:  1-800-341-7400

By and in exchange for shares of

FEDERATED MID CAP GROWTH STRATEGIES FUND
a portfolio of Federated Equity Funds

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No:  1-800-341-7400
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This Prospectus/Proxy Statement describes the proposal whereby Federated MDT Mid Cap Growth Fund (the “Acquired Fund”), a portfolio of Federated MDT Series, (the “Acquired Fund Trust”), would transfer all of its assets to the Federated Mid Cap Growth Strategies Fund (the “Acquiring Fund”), a portfolio of Federated Equity Funds (the “Acquiring Fund Trust”) in exchange for Class A Shares, Class C Shares and Institutional Shares of the Acquiring Fund (the “Reorganization”). Acquiring Fund shares will be distributed pro rata by the Acquired Fund to its shareholders in a complete liquidation and dissolution of the Acquired Fund. As a result of the Reorganization, each owner of the Acquired Fund’s Class A Shares, Class C Shares and Institutional Shares will become the owner of Class A Shares, Class C Shares and Institutional Shares respectively, of the Acquiring Fund having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the Acquired Fund on the date of the Reorganization (the “Closing Date”).  For purposes of this Prospectus/Proxy Statement, the Acquired Fund and the Acquiring Fund may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds”.

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The Board of Trustees (the “Board”) of the Acquired Fund Trust has determined that a reorganization of the Acquired Fund is in the best interests of the Acquired Fund and its shareholders and is recommending that shareholders of the Acquired Fund approve the Reorganization.

The Acquired Fund’s investment objective is to seek long-term capital appreciation by investing primarily in common stocks of medium sized U.S. companies. Similarly, the Acquiring Fund’s investment objective is to seek appreciation of capital by investing primarily in mid cap growth equity securities.  For a comparison of the investment policies and objectives of the Funds, see “Summary -- Comparison of Investment Objectives, Policies and Limitations.” Information concerning Acquiring Fund shares, as compared to the shares of the Acquired Fund, is included in this Prospectus/Proxy Statement in the sections entitled “Summary -- Comparative Fee Tables” and “Information about the Reorganization – Description of Acquiring Fund’s Shares and Capitalization.”

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing.  This Prospectus/Proxy Statement is accompanied by the Acquiring Fund’s Class A Shares and Class C Shares Prospectus dated December 31, 2009 or the Institutional Shares Prospectus dated January 29, 2010, both of which are incorporated herein by reference. The Statement of Additional Information (“SAI”) dated February 26, 2010, relating to this Prospectus/Proxy Statement, contains additional information and has been filed by the Acquiring Fund’s Trust with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):

1. The Prospectuses for the Acquired Fund’s Class A Shares, Class C Shares and Institutional Shares datedSeptember 30, 2009;

2. The SAI for the Acquired Fund dated September 30, 2009;

3. The SAI for the Acquiring Fund’s Class A Shares and Class C Shares dated December 31, 2009;

4. The SAI for the Acquiring Fund’s Institutional Shares dated January 29, 2010;

5. An Annual Report for the Acquired Fund dated July 31, 2009; and

6. An Annual Report for the Acquiring Fund’s Class A Shares and Class C Shares dated October 31, 2009. Since the Acquiring Fund’s Institutional Share Class is a newly created share class, an Annual Report for the Institutional Shares is not currently available.

Copies of these materials and other information about the Acquiring Fund and the Acquired Fund may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages.

You can copy and review information about the Funds at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090.  Reports and other information about the Acquired Fund and the Acquiring Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.  SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.  AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS
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Page

SUMMARY	1
REASONS FOR THE PROPOSED REORGANIZATION	1
TAX CONSEQUENCES	4
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, LIMITATIONS AND RISKS	5
COMPARATIVE FEE TABLES	11
COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION	17
FINANCIAL HIGHLIGHTS	25
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE	25
INVESTMENT ADVISER	26
PORTFOLIO MANAGER INFORMATION	27
ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES	28
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES	31
DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS	33

INFORMATION ABOUT THE REORGANIZATION
DESCRIPTION OF THE PLAN OF REORGANIZATION	34
COST OF THE REORGANIZATION	35
DESCRIPTION OF ACQUIRED FUND'S AND ACQUIRING FUND’S SHARE CLASSES AND CAPITALIZATION	35
FEDERAL INCOME TAX CONSEQUENCES	36
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS	38
INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND	42
WHERE TO FIND ADDITIONAL INFORMATION	42
LEGAL PROCEEDINGS	42
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING	43
PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING	44
SHARE OWNERSHIP OF THE FUNDS	45
INTERESTS OF CERTAIN PERSONS	47
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY	47
FORM OF AGREEMENT AND PLAN OF REORGANIZATION (ANNEX A)	A-1
FINANCIAL HIGHLIGHTS (ANNEX B)	B-1
MANAGEMENT DISCUSSION OF FUND PERFORMANCE (ANNEX C)	C-1

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SUMMARY
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This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Form of Agreement and Plan of Reorganization (the “Plan”) pursuant to which the reorganization will be conducted is attached to this Prospectus/Proxy Statement as Annex A.  If the proposal is approved, under the Plan, Federated MDT Mid Cap Growth Fund (the “Acquired Fund”), a portfolio of Federated MDT Series (the “Acquired Fund Trust”) will transfer substantially all of its assets (except for deferred or prepaid expenses, which are not expected to be material in amount) to the Federated Mid Cap Growth Strategies Fund (the “Acquiring Fund”), a portfolio of Federated Equity Funds (the “Acquiring Fund Trust”) in exchange for Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Acquiring Fund  (the “Reorganization”).  The Acquired Fund will be required to discharge all of its respective liabilities and obligations prior to consummation of the Reorganization.  The Acquiring Fund will be the accounting survivor of the Reorganization.  The Acquiring Fund’s Class A Shares, Class C Shares and Institutional Shares (as applicable) will be distributed pro rata by the Acquired Fund to its respective shareholders in complete liquidation and dissolution/termination of the Acquired Fund.  As a result of the Reorganization, each shareholder of the Acquired Fund’s Class A Shares, Class C Shares and Institutional Shares will become the shareholder of Class A Shares, Class C Shares and Institutional Shares, respectively, of the Acquiring Fund, having a total net asset value (“NAV”) equal to the total NAV of the shareholder’s holdings in the Acquired Fund on the date of the Reorganization (the “Closing Date”).

The Financial Highlights for the Acquired Fund and the Acquiring Fund are attached to this Prospectus/Proxy Statement as Annex B.

A copy of Management’s Discussion of Fund Performance for the Acquiring Fund is attached to this Prospectus/Proxy Statement as Annex C.

For more complete information, please read the Prospectuses of the Acquired Fund and the Acquiring Fund.  For purposes of this Prospectus/Proxy Statement, the Acquired Fund and the Acquiring Fund may be referred to individually as a “Fund” and, collectively, as the “Funds.”  A Prospectus for the Acquiring Fund accompanies this Prospectus/Proxy Statement.
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REASONS FOR THE PROPOSED REORGANIZATION

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The Board of Trustees of the Acquired Fund Trust, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act), has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.   For purposes of this Prospectus/Proxy Statement, the Board of Trustees of the Acquired Fund Trust is referred to as the “Board.”

The Reorganization was recommended to the Board because in the opinion of Federated MDTA LLC (the “MDT Adviser”), the Acquired Fund has not grown to a viable asset size and the MDT Adviser is unwilling to continue to voluntarily waive or reimburse certain fees and operating expenses after September 30, 2010, such that the Acquired Fund would operate at or near its stated gross expense ratios. The Acquired Fund’s stated gross expenses are higher than the net and stated gross expenses of the Acquiring Fund.  The MDT Adviser indicated to the Board that the Reorganization will result in current shareholders of the Acquired Fund receiving shares in a more viable fund.   In addition, the proposed Reorganization would provide the shareholders of the Acquired Fund with an investment product that continues to give shareholders exposure to mid-cap equity investments (See “Summary - Comparison of Investment Objectives, Policies and Limitations” below).

The Reorganization was recommended to the Board and is now being recommended to shareholders of the Acquired Fund primarily because, in the opinion of the MDT Adviser, shareholders of the Acquired Fund will benefit from receiving the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Acquiring Fund, a more viable fund with share class expense ratios below the expense ratios of the Acquired Fund’s share classes after the MDT Adviser and its affiliates eliminate or substantially reduce the current voluntary waivers on such Acquired Fund share classes after September 30, 2010.  The Acquired Fund’s shareholders also will be receiving shares of the Acquiring Fund in a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). Finally, the relatively small size of the Acquired Fund has made the Acquired Fund a non-viable Fund. As of December 31, 2009, the Acquired Fund had assets of approximately $18,700,000 while the Acquiring Fund had approximately $345,800,000 in assets.  Given the above, the MDT Adviser believes that the proposed Reorganization will result in shareholders of the Acquired Fund receiving shares in a more viable Fund with lower expenses.

The MDT Adviser advised the Board that the MDT Adviser and its affiliates intend to eliminate or substantially reduce the voluntary waivers on the Acquired Fund such that, after September 30, 2010, the shares of the Acquired Fund would be operated at or near their stated gross expense ratios.  The Acquired Fund’s stated gross expense ratios are higher than both the net and stated gross expense ratios of the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Acquiring Fund.  To maintain the viability and competitiveness of the Acquired Fund, the MDT Adviser, and its affiliates, have voluntarily waived expenses of the Acquired Fund.  The current Prospectuses of the Acquired Fund disclose that the MDT Adviser and its affiliates waive 372 basis points on the Acquired Fund’s Class A Shares, 383 basis points on the Acquired Fund’s Class C Shares, and 300 basis points on the Acquired Fund’s Institutional Shares.  A footnote to the fee tables in the Prospectuses of the Acquired Fund indicates that the MDT Adviser and its affiliates have voluntarily agreed to cap the Acquired Fund’s expenses at 1.50% for the Acquired Fund’s Class A Shares, 2.25% for the Acquired Fund’s Class C Shares, and 1.25% for the Acquired Fund’s Institutional Shares through September 30, 2010.  As of July 31, 2009, the Class A Shares, Class C Shares and Institutional Shares of the Acquired Fund, were being operated at their voluntary expense caps
(i.e. 1.50%, 2.25% and 1.25%, respectively).

The MDT Adviser advised the Board that it believes the Acquiring Fund has outperformed the Acquired Fund in recent years.  The performance of the Acquired Fund and the Acquiring Fund are further discussed in the section entitled “Summary -- Comparison of Potential Risks and Rewards; Performance Information” in this Prospectus/Proxy Statement.

The MDT Adviser also advised the Board that the investment objectives  of the Acquired Fund and the Acquiring Fund are generally similar. The investment objectives, policies, limitations and risks of the Acquired Fund and the Acquiring Fund are discussed in the section entitled “Summary -- Comparison of Investment Objectives, Policies, Limitations and Risks” in this Prospectus/Proxy Statement.

Given the above factors, the MDT Adviser believes that the bulk of the benefits of the Reorganization favor the Acquired Fund and its shareholders, as opposed to the MDT Adviser and its affiliates. Therefore, the proposed allocation of direct proxy expenses (such as mailing, processing, printing and solicitation costs) to the Acquired Fund is reasonable and appropriate, and will not result in unfair dilution or the Acquired Fund bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Adviser of the Acquiring Fund and its affiliates).

The Reorganization is also intended to be a tax-free Reorganization under the Code for the Acquired Fund and its shareholders. The MDT Adviser advised the Board that it believed that a tax-free Reorganization under the Code generally would be a preferable tax result for shareholders as compared to a liquidation of the Acquired Fund (which generally would result in taxable redemptions).

The Board concluded to recommend to shareholders of the Acquired Fund that they vote to approve the Reorganization.  Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (the “1940 Act”), the Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, determined that the Reorganization is in the best interest of the Acquired Fund and its shareholders, and that the interests of existing shareholders would not be diluted as a result of the Reorganization.

The Board of Trustees (the “Trustees”) of the Acquiring Fund likewise approved the Reorganization on behalf of the Acquiring Fund.  Pursuant to Rule 17a-8 under the 1940 Act, the Trustees of the Acquiring Fund, including a majority of the Trustees who are not “interested persons,” determined that the Reorganization is in the best interest of the Acquiring Fund and its shareholders, and that the interests of existing Acquiring Fund shareholders would not be diluted as a result of the Reorganization.

In light of the above rationale and considerations, and the requirements of Rule 17a-8 under the Investment Company Act, in considering the proposed Reorganization, the Board took into account a number of factors, including:

•
Shareholders of the Acquired Fund will not pay any sales charges in connection with the Reorganization, and shareholders of the Acquired Fund’s Class C Shares will receive credit for the amount of time that they have held their Acquired Fund Class C Shares toward the contingent deferred sales charge holding period when such shareholders receive Class C Shares of the Acquiring Fund in the Reorganization;

•
The MDT Adviser and its affiliates intend to eliminate or substantially reduce the voluntary waivers on the Acquired Fund such that, after September 30, 2010, the Acquired Fund would be operated at or near its stated gross expense ratios.  The Acquired Fund’s stated gross expense ratios are higher than both the net and stated gross expense ratios of the Acquiring Fund’s shares;  (See the section entitled “Summary – Comparative Fee Tables” in this Prospectus/Proxy Statement for further information regarding the expenses of the Fund’s share classes.);

•
The relatively small size of the Acquired Fund has made the Acquired Fund a non-viable fund in the MDT Adviser’s opinion. As of December 31, 2009, the Acquired Fund had assets of approximately $18,700,000 while the Acquiring Fund had approximately $345,800,000 in assets;

•
The Reorganization is intended to be structured as a tax-free Reorganization under the Code and, in the opinion of the MDT Adviser, generally would be a preferable tax result for shareholders as compared to a liquidation of the Acquired Fund (which generally would result in taxable redemptions);  (See the sections entitled “Summary – Tax Consequences” and “Information About the Reorganization– Federal Income Tax Consequences” in this Prospectus/Proxy Statement for further information on the tax consequences of the Reorganizations.);

•
The investment objectives, restrictions and policies of the Acquired Fund and the Acquiring Fund are similar.  (See the section entitled “Summary – Comparison of Investment Objectives, Policies, Limitations and Risks” in this Prospectus/Proxy Statement for further information on the investment objectives, restrictions and policies of the Funds.);

•
The range and quality of the services that shareholders of the Acquired Fund will receive as shareholders of the Acquiring Fund will generally be comparable to the range and quality of services that such shareholders currently receive. (See the sections entitled “Summary – Comparison of Potential Risks and Rewards; Performance Information” and “Summary – Investment Advisory Fees and Other Fees/Expenses” in this Prospectus/Proxy Statement for further information.);

•	The MDT Adviser will pay certain expenses of the Reorganization (consisting primarily of legal and accounting fees), while the Acquired Fund will pay the direct proxy expenses and brokerage expenses:

•	The Acquired Fund will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses) associated with the Reorganization; and

•
The Acquired Fund’s payment of certain brokerage expenses related to the disposition of portfolio securities by the Acquired Fund prior to the Reorganization to better align the Acquired Fund’s portfolios with the Acquiring Fund’s portfolio and the purchase of replacement securities. (See the section entitled “Information About the Reorganization– Costs of the Reorganizations” in this Prospectus/Proxy Statement for further information on which parties are responsible for the costs and expenses of the Reorganization.);

•
Given the large waiver positions of the Acquired Fund, and the fact that the Acquired Fund is being operated at its applicable voluntary expense caps, MDT Adviser will indirectly pay the proxy related expenses that the Acquired Fund will be expected to pay (except for brokerage expenses); thus the effect on the net asset values of the Acquired Fund as a result of the payment of the direct proxy expenses would not be significant, if any (after taking into account the impact of waivers);

•
There will be no dilution to shareholders in the Reorganization, because each shareholder of the Acquired Fund will become the owner of Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Acquiring Fund having a total NAV equal to the total NAV of his or her holdings in the applicable Acquired Fund on the date of the Reorganization; and

•
The MDT Adviser, Federated Equity Management Company of Pennsylvania (the “Acquiring Fund Adviser”) and their affiliates will benefit from the Reorganization as a result of (i) the reorganization and dissolution/termination of the Acquired Fund (which would eliminate the need to continue to “subsidize” the Acquired Fund), and (ii) the increase in the assets of the Acquiring Fund (which would increase asset-based fee revenue for the Acquiring Fund Adviser and its affiliates).  Except for these two benefits, the MDT Adviser, Acquiring Fund Adviser and their affiliates are not expected to receive any material monetary benefit from the Reorganization.

Given the above factors, the MDT Adviser advised the Board, and the Board concluded that when considering the totality of the factors, the Reorganization is in the best interest of the shareholders of the Acquired Fund.

Based on the foregoing, the Board of the Acquired Fund, including a majority of the trustees who were not “interested persons,” approved the Reorganization on behalf of the Acquired Fund and made the determinations specified in the first paragraph of this section entitled “Summary --Reasons for the Proposed Reorganizations.”

The Board of the Acquired Fund has also voted to recommend to shareholders of the Acquired Fund the approval of the Plan pursuant to which the Acquiring Fund would acquire substantially all of the assets (except for deferred or prepaid expenses, which are not expected to be material in amount) of the Acquired Fund, in exchange for Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Acquiring Fund.
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Tax Consequences

Tax-Free Reorganization under the Code

The Reorganization is expected to qualify as a tax-free reorganization under the Code (i.e., Section 368(a) of the Code).  As a condition to the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Code, so that no gain or loss will be recognized directly as a result of the Reorganization by the Acquired Fund or the Acquiring Fund or the shareholders of the Acquired Fund.  The aggregate tax basis of the Acquiring Fund’s Class A Shares, Class C Shares and Institutional Shares (as applicable) received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis of their shares in the Acquired Fund.

Distributions and the Treatment of Capital Loss Carryforwards and Realized Losses

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As noted above, shareholders generally will not incur capital gains or losses on the exchange of shares of the Acquired Fund for shares of the Acquiring Fund as a result of the Reorganization.  However, shareholders will incur capital gains or losses if they sell their shares of the Acquired Fund before the Reorganization becomes effective or sell/exchange their shares of the Acquiring Fund after the Reorganization becomes effective.  Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.

For example, shareholders will be responsible for any taxes payable in connection with taxable distributions made, if any, by the Acquired Fund immediately before the Closing Date.  These distributions may include capital gains realized on dispositions of portfolio securities in connection with the Reorganization.  Prior to the Reorganization being consummated, the MDT Adviser may sell securities from the portfolio of the Acquired Fund to better align the portfolios of the Acquired Fund and the Acquiring Fund.  It is anticipated that the Acquired Fund will dispose of a substantial portion or substantially all of its securities prior to the Reorganization in order to better align its portfolio with the Acquiring Fund.  This may cause the Acquired Fund to deviate from its stated investment objective and strategies. As of the Closing Date, if such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolio of the Acquired Fund, result in the Acquired Fund having a net capital gain, such capital gains will be distributed to shareholders as taxable distributions prior to the Reorganization being consummated.  Brokerage costs will also be incurred in connection with the Reorganization. Assuming that all of the Acquired Fund’s securities are sold, the estimated brokerage costs of the Acquired Fund would be $11,200. The Acquiring Fund would pay estimated brokerage costs of approximately $16,800 to purchase securities with the assets received from the Acquired Fund. For more information regarding brokerage costs, see the sections entitled “Summary – Reasons for the Proposed Reorganization” and “Summary – Comparison of Investment Objectives, Policies, Limitations and Risks.

As of their last fiscal year ends for which audited financial statements are available, the Acquired Fund had capital loss carryforwards of $3.4 million as of July 31, 2009 and the Acquiring Fund had capital loss carryforwards of $111.8 million as of October 31, 2009.  Capital loss carryforwards will reduce a Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted under the Code and, thus, will reduce the amount of distributions to shareholders that would otherwise be necessary to relieve a Fund of any liability for federal income tax.  As of December 31, 2009, the Acquired Fund also had estimated year-to-date realized gains of $0.1 million and the Acquiring Fund had estimated year-to-date realized gains of $4.1 million.  As of December 31, 2009, the Acquired Fund had unrealized gains of $2.5 million, and the Acquiring Fund had unrealized gains of $64.1 million. The utilization of any capital loss carryforwards and realized losses of the Funds generated prior to the Reorganization may be subject to limitations under the Code, including limitations that may be imposed as a result of the Reorganization.  While any limitations cannot be determined until the date on which the Reorganization is consummated, assuming the Reorganization occurred on December 31, 2009, the MDT Adviser would not anticipate any permanent limitations on the use of these losses (other than the fact that all losses, including these losses, are subject to expiration in the future in accordance with the provisions of the Code).  To the extent that the Acquired Fund would be in a net capital gain position or have undistributed ordinary income prior to the Reorganization, final capital gain and ordinary income distributions will be made to shareholders of the Acquired Fund.

Shareholders of the Acquired Fund should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.
&lt/R&gt

THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE REORGANIZATION.

¡ Comparison of Investment Objectives, Policies, Limitations and Risks

&ltR&gt

¡

This section will help you compare the investment objectives, policies, limitations and risks of the Acquired Fund and the Acquiring Fund. Following the Reorganization, the combined Fund will follow the investment objective, limitations, policies and risks of the Acquiring Fund. Overall, the investment objectives, policies and risks of the Funds generally are similar. The differences in the Funds’ investment limitations are also discussed below.  Please be aware that the foregoing is only a summary, and this section is only a brief discussion.  More complete information may be found in the Prospectuses of the Acquired Fund and the Acquiring Fund.

Investment Objectives and Policies
The investment objective of the Acquired Fund is long-term capital appreciation, while the investment objective of the Acquiring Fund is appreciation of capital. Each Fund pursues its investment objective by investing primarily in mid-cap common stocks. Both Funds’ consider mid-cap companies to be companies similar to the companies listed in the Russell MidCap® Growth Index. Each Fund has a different approach to selecting portfolio securities. The following information will outline each Fund’s approach to investing.

The Acquired Fund seeks to achieve its objective by investing primarily in the common stock of medium sized U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Acquired Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Acquired Fund’s investment universe. The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of companies relative to the universe.  The MDT Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the midcap segment of the U.S. equity universe, which includes the 800 smallest companies by market capitalization within the Russell 1000® Index (an index that includes the 1,000 largest U.S. companies by market capitalization).
The Acquiring Fund pursues its investment objective by investing primarily in domestic mid cap common stocks that offer superior growth prospects. The Acquiring Fund may also invest in common stocks (including American Depositary Receipts (ADRs)) of foreign issuers. The Acquiring Fund also invests in convertible securities and preferred stocks issued by these domestic and foreign mid cap companies. The Acquiring Fund Adviser evaluates each company’s earnings quality in light of its current valuation to narrow the list of attractive companies. The Acquiring Fund Adviser then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using its own quantitative process, the Acquiring Fund Adviser rates the future performance potential of companies. Using this type of analysis, the Acquiring Fund Adviser selects the most promising companies for the Acquiring Fund’s portfolio. The Acquiring Fund may also seek capital appreciation by buying securities in initial public offerings. The Acquiring Fund will participate in such offerings without regard to the issuer’s market capitalization.

Because the Acquired Fund and the Acquiring Fund invest in companies that are defined largely by reference to the Russell MidCap® Growth Index, the market capitalization of companies in which the Funds may invest will vary with market conditions.

Both Funds may use derivative contracts and/or hybrid instruments to implement elements of their investment strategy. For example, a Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Funds may use derivative contracts in an attempt to:

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

There can be no assurance that the Funds’ use of derivative contracts or hybrid instruments will work as intended.

The Acquired Fund may use other techniques in seeking to achieve its investment objective, such as buying and selling when issued securities and exchange-traded funds.

Because the Funds refer to mid cap investments in their names, both Funds will notify shareholders at least 60 days in advance of any change in their investment policies that would permit the Fund to normally invest less than 80% of its assets in mid cap companies. For purposes of this limitation, mid-cap companies will be defined as companies with market capitalizations similar to companies in the Russell Midcap® Growth Index. As of October 31, 2009, the market capitalization of companies in the Russell Midcap Growth Index ranged from $0.28 billion to $15.436 billion.

The Funds actively trade their portfolio securities in an attempt to achieve their investment objectives. Active trading will cause the Funds to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for shareholders, which are currently taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases a fund’s trading costs and may have an adverse impact on a fund’s performance.

The Funds may temporarily depart from their principal investment strategies by investing their assets in shorter-term debt securities and similar obligations or holding cash. The Funds may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Funds’ investment returns and/or the ability to achieve their investment objectives.
&lt/R&gt

Investment Policies

Both the Acquired Fund and the Acquiring Fund have fundamental investment limitations which may not be changed without shareholder approval.  The limitations of the Acquired Fund are substantially similar to those of the Acquiring Fund. Nonetheless, there are differences in the limitations regarding investing in commodities and lending. The following chart compares the fundamental investment limitations of Acquired Fund and Acquiring Fund.

INVESTMENT POLICIES
Acquired Fund	Acquiring Fund
Diversification of Investments (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Diversification of Investments (fundamental) Same
Borrowing Money and Issuing Senior Securities (fundamental) The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.	Borrowing Money and Issuing Senior Securities (fundamental) Same
Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Real Estate (fundamental) Same
Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Underwriting (fundamental) Same
Lending (fundamental)
The Fund may not make loans if, as a result, more than 331/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.

Lending (fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

¡ Commodities (fundamental) The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.	¡ Commodities (fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

¡

Concentration (fundamental) Same

Non-Fundamental Investment Limitations
&ltR&gt

Each Fund also has non-fundamental limitations that prohibit it from: (i) investing more than 15% of its net assets in illiquid securities; (ii) purchasing securities on  margin; or (iii) pledging its assets except for collateral arrangements in connection with otherwise permissible activities.  While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by a Fund’s Board without shareholder approval.  The following chart compares the non-fundamental investment limitations of the Acquired Fund and the Acquiring Fund.
&lt/R&gt

NON FUNDAMENTAL INVESTMENT LIMITATIONS
Acquired Fund	Acquiring Fund
Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Illiquid Securities (non-fundamental) Same

¡ Purchases on Margin (non-fundamental)

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

¡ Purchases on Margin (non-fundamental) Same

¡ Pledging Assets (non-fundamental)

The Fund will not mortgage, pledge, or hypothecate any assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowings or to collateral arrangements in connection with permissible activities.

¡ Pledging Assets (non-fundamental) Same

Certain Explanatory Language

The SAIs for each of the Funds include the following explanatory language concerning its fundamental and non-fundamental investment limitations:

“For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above investment limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in the value or net assets will not result in a violation of such limitation.”

Comparison of Risks
&ltR&gt

Because each Fund has similar investment objectives and policies, their principal risks will be similar. All mutual funds take investment risks.  Therefore, it is possible to lose money by investing in the Funds.

The following summarizes some of the more significant risk factors relating to both Funds.
•	Stock Market Risks. The value of equity securities in a Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
•
Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

•
Risks Related to Company Size.  Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. Because the smaller companies in which a Fund may invest may have unproven track records, a limited product or service base, and limited access to capital, they may be more likely to fail than larger companies.

•
Sector Risks. Because a Fund may allocate relatively more assets to certain industry sectors than others, a Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by a Fund.

•	Liquidity Risks. The equity securities in which a Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
•
Risks of Foreign Investing. Because a Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

•
Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to a Fund, and a potential reduction in gains to a Fund. Derivative contracts and hybrid instruments may also involve other risks such as stock market, interest rate, credit, currency, liquidity and leverage risks.

•
Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

•
Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

•
Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

However, the Acquiring Fund has invested to a greater extent in foreign securities (which include ADRs and other domestically traded securities of foreign issuers) and therefore may be subject to the risks of foreign investing and currency risks to a greater extent then the Acquired Fund.
&lt/R&gt

Comparative Fee Tables

Like all mutual funds, the Acquired Fund and Acquiring Fund incur certain expenses in their operations, and, as an investor, you pay fees and expenses to buy and hold shares of a fund.  You may pay front-end sales charges or contingent deferred sales charges (“CDSC”) directly when you buy or sell shares.  You pay annual fund operating expenses indirectly because they are deducted from fund assets.  These expenses may include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison, distribution services and other activities.

You will not pay any sales charges in connection with the Reorganization.  Holders of the Acquired Fund’s Class C Shares will receive credit for the amount of time that they have held their Acquired Fund Class C Shares toward the CDSC holding period when such shareholders receive Class C Shares of the Acquiring Fund in the Reorganization.  See the section entitled “Procedures for Purchasing, Redeeming and Exchanging Shares” for further information regarding the front-end sales charges and CDSCs that may be payable with respect to the Class A Shares and Class C Shares (as applicable) of the Funds.

Set forth in the tables below is information regarding the fees and expenses incurred by each class of shares of the Acquiring Fund and each corresponding class of shares of the Acquired Fund, and the anticipated pro forma fees for the corresponding class of the Acquiring Fund after giving effect to the Reorganization. It is anticipated that the Acquiring Fund will be the accounting survivor after the Reorganization.

FEES AND EXPENSES
This table describes (1) the actual fees and expenses that you may pay if you buy and hold Class A Shares of  Federated MDT Mid Cap Growth Fund as of its most recent Prospectus dated September 30, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Class A Shares of Federated Mid Cap Growth Strategies Fund as of its most recent Prospectus dated December 31, 2009; and  (3) the proforma fees and expenses of Class A Shares of Federated Mid Cap Growth Strategies Fund on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year ended October 31, 2009.)
Shareholder Fees	Federated MDT Mid Cap Growth Fund- Class A Shares	Federated Mid Cap Growth Strategies Fund – Class A Shares	Federated Mid Cap Growth Strategies Fund – Class A Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.90%	0.75%	0.75%
Distribution (12b-1) Fee	0.05%	None	None
Other Expenses	4.27%	0.67%	0.65%
Acquired Fund Fees and Expenses	0.01%	0.02%	0.02%
Total Annual Fund Operating Expenses	5.23%	1.44%	1.42%
Fee Waivers and/or Expense Reimbursements	3.72%1	0.43%2	0.41%2
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.51%	1.01%	1.01%

1    With respect to Federated MDT Mid Cap Growth Fund, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.50% through the later of (the “Termination Date”):  (a) September 30, 2010, or (b) the date of the Fund’s next effective Prospectus.  While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

2    With respect to Federated Mid Cap Growth Strategies Fund and Federated Mid Cap Growth Strategies Fund Pro Forma Combined, pursuant to a settlement and Assurance of Discontinuance dated November 17, 2005 with the New York Attorney General, the Adviser agreed to waive management fees and the net management fee may not be increased above 0.4975% until after December 31, 2010.  In addition,  the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.99% through the later of (the “Termination Date”):  (a) December 31, 2010, or (b) the date of the Fund’s next effective Prospectus.  While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the indicated Funds’ Class A Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated MDT Mid Cap Growth Fund, Class A Shares	$1,044	$2,028	$3,007	$5,436
Federated Mid Cap Growth Strategies Fund, Class A Shares	$689	$ 980	$1,294	$2,179
Federated Mid Cap Growth Strategies Fund, Pro Forma Combined Class A Shares	$687	$975	$1,284	$2,158

FEES AND EXPENSES
This table describes (1) the actual fees and expenses that you may pay if you buy and hold Class C Shares of  Federated MDT Mid Cap Growth Fund as of its most recent Prospectus dated September 30, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Class C Shares of  Federated Mid Cap Growth Strategies Fund as of its most recent Prospectus dated December 31, 2009; and  (3) the proforma fees and expenses of Class C Shares of Federated Mid Cap Growth Strategies Fund on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year ended October 31, 2009.)
Shareholder Fees	Federated MDT Mid Cap Growth Fund- Class C Shares	Federated Mid Cap Growth Strategies Fund – Class C Shares	Federated Mid Cap Growth Strategies Fund – Class C Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.90%	0.75%	0.75%
Distribution (12b-1) Fee	0.75%	0.75%	0.75%
Other Expenses	4.43%	0.70%	0.68%
Acquired Fund Fees and Expenses	0.01%	0.02%	0.02%
Total Annual Fund Operating Expenses	6.09%	2.22%	2.20%
Fee Waivers and/or Expense Reimbursements	3.83%1	0.46%2	0.44%2
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.26%	1.76%	1.76%

1    With respect to Federated MDT Mid Cap Growth Fund, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class C Shares (after the voluntary waivers and/or reimbursements) will not exceed 2.25% through the later of (the “Termination Date”):  (a) September 30, 2010, or (b) the date of the Fund’s next effective Prospectus.  While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

2    With respect to Federated Mid Cap Growth Strategies Fund and Federated Mid Cap Growth Strategies Fund Pro Forma Combined, pursuant to a settlement and Assurance of Discontinuance dated November 17, 2005 with the New York Attorney General, the Adviser agreed to waive management fees and the net management fee may not be increased above 0.4975% until after December 31, 2010.  In addition,  the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class C Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.74% through the later of (the “Termination Date”):  (a) December 31, 2010, or (b) the date of the Fund’s next effective Prospectus.  While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the indicated Funds’ Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  Expenses assuming no redemption are also shown.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated MDT Mid Cap Growth Fund, Class C Shares:
Expenses assuming redemption	$ 706	$1,797	$2,963	$5,768
Expenses assuming no redemption	$ 606	$1,797	$2,963	$5,768
Federated Mid Cap Growth Strategies Fund, Class C Shares:
Expenses assuming redemption	$ 325	$ 694	$1,190	$2,554
Expenses assuming no redemption	$ 225	$ 694	$1,190	$2,554
Federated Mid Cap Growth Strategies Fund, Pro Forma Combined Class C Shares:
Expenses assuming redemption	$ 323	$ 688	$1,180	$2,534
Expenses assuming no redemption	$ 223	$ 688	$1,180	$2,534

FEES AND EXPENSES
This table describes (1) the actual fees and expenses that you may pay if you buy and hold Institutional Shares of  Federated MDT Mid Cap Growth Fund as of its most recent Prospectus dated September 30, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Institutional Shares of Federated Mid Cap Growth Strategies Fund as of its most recent Prospectus dated January 29, 2009; and  (3) the proforma fees and expenses of Institutional Shares of Federated Mid Cap Growth Strategies Fund on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year ending October 31, 2010.)
Shareholder Fees	Federated MDT Mid Cap Growth Fund- Institutional Shares	Federated Mid Cap Growth Strategies Fund – Institutional Shares	Federated Mid Cap Growth Strategies Fund – Institutional Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.90%	0.75%	0.75%
Distribution (12b-1) Fee	None	None	None
Other Expenses	3.35%	0.34%	0.34%
Acquired Fund Fees and Expenses	0.01%	0.02%	0.02%
Total Annual Fund Operating Expenses	4.26%	1.11%	1.11%
Fee Waivers and/or Expense Reimbursements	3.00%1	0.35%2	0.35%2
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.26%	0.76%	0.76%

1    With respect to Federated MDT Mid Cap Growth Fund, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.25% through the later of (the “Termination Date”):  (a) September 30, 2010, or (b) the date of the Fund’s next effective Prospectus.  While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

2    With respect to Federated Mid Cap Growth Strategies Fund and Federated Mid Cap Growth Strategies Fund Pro Forma Combined, pursuant to a settlement and Assurance of Discontinuance dated November 17, 2005 with the New York Attorney General, the Adviser agreed to waive management fees and the net management fee may not be increased above 0.4975% until after December 31, 2010.  In addition,  the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.74% through the later of (the “Termination Date”):  (a) December 31, 2010, or (b) the date of the Fund’s next effective Prospectus.  While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the indicated Funds’ Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated MDT Mid Cap Growth Fund, Institutional Shares	$428	$1,292	$2,170	$4,421
Federated Mid Cap Growth Strategies Fund, Institutional Shares	$113	$ 353	$ 612	$1,352
Federated Mid Cap Growth Strategies Fund, Pro Forma Combined Institutional Shares	$113	$ 353	$ 612	$1,352

Comparison of Potential Risks and Rewards:  Performance Information

The performance information shown below will help you analyze the Acquired Fund’s and the Acquiring Fund’s investment risks in light of their historical returns.  The bar charts compare the potential risks and rewards of investing in each Fund.  The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund’s performance on a calendar year-to-year basis.

The average annual total return tables show returns averaged over the stated periods, and include comparative performance information.  The tables show how the Funds’ average annual total returns for one year, five years and ten years (or start of performance if shorter) compare to the returns of a broad-based securities market index.  The average annual total returns are reduced to reflect applicable sales charges.  Return Before Taxes is shown.  In addition, Return After Taxes is Shown to illustrate the effect of federal taxes on returns.  Actual after tax returns depend upon each investor’s personal tax situation, and are likely to differ from those shown.  The table also shows returns for the applicable fund’s broad-based securities market index.  Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a fund’s performance.  The indexes are unmanaged and, unlike the Funds, are not affected by cash flows.  It is not possible to invest directly in the indexes.

Acquired Fund

Risk/Return Bar Chart

The Fund is the successor to the MDT Mid Cap Growth Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT Mid Cap Growth Fund. The MDT Mid Cap Growth Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The bar chart and performance table below reflect the historical performance data for the Fund’s Class A Shares.  The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.  Updated performance information for the Fund is available under the “Products” section at Federatedinvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 15.14% (quarter ended September 30, 2009). Its lowest quarterly return was (23.02)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns.  After-tax returns are shown only for Class A Shares and after-tax returns for Class C Shares will differ from those shown for Class A Shares.  Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-taxes returns are calculated using a standard set of assumptions.  The stated returns assume the highest historical federal income and capital gains tax rates.  These after-tax returns do not reflect the effect of any applicable state and local taxes.  After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

¡  (For the Period Ended December 31, 2009)

	1 Year	Start of Performance (9/15/2005)
Class A Shares:
Return Before Taxes	15.85%	(1.83)%
Return After Taxes on Distributions	15.85%	(2.07)%
Return After Taxes on Distributions and Sale of Fund Shares	10.30%	(1.64)%
Class C Shares:
Return Before Taxes	20.73%	(1.27)%
Russell Midcap® Growth Index (reflects no deduction of fees, expenses or taxes)1	46.29%	1.08%
Lipper Mid-Cap Growth Funds Index2	42.65%	2.78%

1    Russell Midcap® Growth measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the index had an approximate market capitalization of $13.7 billion. Russell Midcap® Growth measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

2    Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Risk/Return Bar Chart

The Fund is the successor to the MDT Mid Cap Growth Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Mid Cap Growth Fund. The MDT Mid Cap Growth Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The bar chart and performance table below reflect the historical performance data for the Fund’s Institutional Shares.  The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.  Updated performance information for the Fund is available under the “Products” section at Federatedinvestors.com or by calling 1-800-341-7400.

The Fund’s Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 15.13% (quarter ended September 30, 2009).  Its lowest quarterly return was (22.96)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns.  Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown.  After-taxes returns are calculated using a standard set of assumptions.  The stated returns assume the highest historical federal income and capital gains tax rates.  These after-tax returns do not reflect the effect of any applicable state and local taxes.  After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(For the Period Ended December 31, 2009)

	1 Year	Start of Performance (9/15/2005)
Institutional Shares:
Return Before Taxes	22.84%	(0.31)%
Return After Taxes on Distributions	22.84%	(0.56)%
Return After Taxes on Distributions and Sale of Fund Shares	14.85%	(0.36)%
Russell Midcap® Growth Index (reflects no deduction of fees, expenses or taxes)1	46.29%	1.08%
Lipper Mid-Cap Growth Funds Index2	42.65%	2.78%

1    Russell Midcap® Growth measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the index had an approximate market capitalization of $13.7 billion. Russell Midcap® Growth measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

2    Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Acquiring Fund

Risk/Return Bar Chart

The bar chart and performance table below reflect the historical performance data for the Fund’s Class A Shares.  The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.  Updated performance information for the Fund is available under the “Products” section at Federatedinvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 19.03% (quarter ended June 30, 2003). Its lowest quarterly return was (25.15)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns.  After-tax returns are shown only for Class A Shares and after-tax returns for Class C Shares will differ from those shown for Class A Shares.  Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown.  After-taxes returns are calculated using a standard set of assumptions.  The stated returns assume the highest historical federal income and capital gains tax rates.  These after-tax returns do not reflect the effect of any applicable state and local taxes.  After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

 (For the Period ended December 31, 2009)

	1 Year	5 Years	10 Years
Class A Shares:
Return Before Taxes	23.70%	0.49%	(2.75)%
Return After Taxes on Distributions	23.57%	0.17%	(3.04)%
Return After Taxes on Distributions and Sale of Fund Shares	15.40%	0.49%	(2.29)%
Class C Shares:
Return Before Taxes	(43.74)%	(1.69)%	(0.30)%
Russell Midcap Growth Index1 (refects no deduction for fees, expenses or taxes	46.29%	2.40%	(0.52)%
Lipper Mid-Cap Growth Funds Average2	38.16%	1.61%	(1.91)%

1
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

2	Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category. They do not reflect sales charges.

Risk/Return Bar Chart

&ltR&gt

The Fund’s Institutional Shares commenced operations on or about January 29, 2010.  The Fund offers four other classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares.  For the period prior to the commencement of operations of the Institutional Shares, the performance information shown in the bar chart below is for the Fund’s Class A Shares.  The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares.  The performance of the Class A Shares has been adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of the Institutional Shares.

The bar chart and performance table reflects historical performance data for the Fund’s Institutional Shares.  The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares’ total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.  Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

&lt/R&gt

The Fund’s Institutional Shares are sold without a sales charge (load).  The total returns shown in the bar chart above are based upon net asset value.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 19.03% (quarter ended June 30, 2003). Its lowest quarterly return was (25.18)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-taxes returns are calculated using a standard set of assumptions.  The stated returns assume the highest historical federal income and capital gains tax rates.  These after-tax returns do not reflect the effect of an applicable state and local taxes.  After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(K) plans.

 (For the period ended December 31, 2009)

	1 Year	5 Years	10 Years
Institutional Shares:
Return Before Taxes	30.61%	1.56%	(2.24)%
Return After Taxes on Distributions	30.49%	1.24%	(2.53)%
Return After Taxes on Distributions and Sale of Fund Shares	19.90%	1.40%	(1.86)%
Russell Midcap Growth Index1(reflects no deduction for fees, expenses or taxes)	46.29%	2.40%	(0.52)%
Lipper Mid-Cap Growth Funds Average2	38.16%	1.61%	(1.91)%
1The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher

2Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category. They do not reflect sales charges.

Financial Highlights
The Financial Highlights are included as Annex B to this Prospectus/Proxy Statement. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Funds.

Acquired Fund
The Financial Highlights will help you understand the financial performance of the Acquired Fund’s Class A Shares, Class C Shares and Institutional Shares for the past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Acquired Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Acquired Fund’s audited financial statements, is included in the Annual Report.

MDT Mid Cap Growth Fund (Predecessor Fund) was reorganized into the Acquired Fund, as of the close of business on December 8, 2006. Prior to the reorganization, the Acquired Fund had no investment operations. The Acquired Fund is the successor to the Predecessor Fund. The information presented herein incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Acquired Fund’s operations.

Acquiring Fund
The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Acquiring Fund, assuming reinvestment of any dividends and capital gains. As the first fiscal year for the Acquiring Fund’s Institutional Shares will end on October 31, 2010, audited financial information for the Institutional Shares is not available as of the date of this Prospectus/Proxy.

Information for the three fiscal years ended October 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.
&ltR&gt

Management’s Discussion of Fund Performance

Attached as Annex C to this Prospectus/Proxy Statement is the Management’s Discussion of Fund Performance and a line graph showing performance for the past fiscal years of the Acquiring Fund.

&lt/R&gt

Investment Adviser
&ltR&gt

Acquired Fund
The MDT Adviser is Federated MDTA LLC (the “MDT Adviser”). The Board governs the Acquired Fund. The Board selects and oversees the MDT Adviser, which is registered as an investment adviser with the SEC. Federated Investors, Inc. (Federated), acquired the MDT Advisers in July 2006. The MDT Adviser is responsible for the day-to-day management of the Acquired Fund in accordance with the Acquired Fund’s investment objectives and policies (subject to the general supervision of the Acquired Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the MDT Adviser, provides security and market data and certain other support services to the MDT Adviser. The fee for these services is paid by the MDT Adviser and not by the Acquired Fund. The address of the MDT Adviser is 125 High Street, 21st Floor, Boston, Massachusetts 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

Acquiring Fund

The Board of Trustees (the “Trustees”) governs the Acquiring Fund. The Trustees select and oversee the adviser, Federated Equity Management Company of Pennsylvania (the “Acquiring Fund Adviser”). The Acquiring Fund Adviser manages the Acquiring Fund’s assets, including buying and selling portfolio securities. FASC, an affiliate of the Acquiring Fund Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Acquiring Fund Adviser.  The fee for these services is paid by the Acquiring Fund Adviser and not by the Acquiring Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The MDT Adviser, the Acquiring Fund Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.  For purposes of this Prospectus/Proxy Statement, the MDT Adviser and the Acquiring Fund Adviser may be referred to individually as a “Adviser” and, collectively, as the “Advisers”.

Portfolio Manager Information
Acquired Fund

The Acquired Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which has been supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.
Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.
Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.
Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

Acquiring Fund

The following individuals serve as the portfolio managers of the Acquiring Fund. Upon consummation of the Reorganization, they will continue to serve as the portfolio managers of the combined Fund.

James E. Grefenstette has been the Acquiring Fund's Senior Portfolio Manager since December 2009. He is Vice President of the Acquiring Fund’s Adviser. Mr. Grefenstette joined Federated in December 2009.  Previously, he served as founder and managing partner of Blazer Investment Advisers from April 2008 until December 2009, and as founder and managing partner of Aspirante Capital Management, a long/short hedge fund, from August 2006 until September 2007.  Prior to that, Mr. Grefenstette worked at Federated as Portfolio Manager of the Acquiring Fund from 1994 until June 2006 and as Senior Vice President of the Acquiring Fund’s Adviser from January 2000 until July 2006. He also served as Vice President and Assistant Vice President of the Acquiring Fund’s Adviser from 1994 until 1999.  Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University and his BSBA from Georgetown University.

David W. Cook has been the Acquiring Fund’s Portfolio Manager since July 2006. Mr. Cook joined Federated in 2001 and is a Vice President of the Acquiring Fund’s Adviser. Mr. Cook was a Senior Investment Analyst responsible for research and analytical support in the health care sector. From 1999 to 2001, he served as a senior analyst for Founders Asset Management. Mr. Cook is a Chartered Financial Analyst. He received his M.B.A. from Case Western University.
&lt/R&gt

Additional Portfolio Manager Information

Each Fund’s SAI provides additional information about its portfolio manager’s compensation, management of other accounts and ownership of securities in the Fund.

Investment Advisory Fees and Other Fees/Expenses

The Acquired Fund and the Acquiring Fund pay certain affiliated and non-affiliated service providers fees as described below.  The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.  For additional information regarding the fees paid by the Funds, please see the section entitled “Summary -- Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees

Each Fund’s investment advisory contract provides for payment to each Fund’s Adviser of the following annual investment advisory fee:

Fund                                           Advisory Fee
Acquired Fund                                           0.90% of the Fund’s average daily net assets
Acquiring Fund                                           0.75% of the Fund’s average daily net assets
Each Adviser may voluntarily waive a portion of their investment advisory fee or reimburse a Fund for certain operating expenses.  Any voluntary waiver or reimbursement may be terminated by either Fund’s Adviser at any time in its sole discretion.

Federated Advisory Services Company, an affiliate of the MDT Adviser and the Acquiring Fund Adviser, provides certain support services to each Fund’s Adviser.  The fee for these services is paid by each Fund’s Adviser and not by the Funds.

A discussion of each Fund’s Board’s review of the investment advisory contract is available in each Fund’s Annual Report.

Administrative Fees

Federated Administrative Services (“FAS”), an affiliate of each Fund’s Adviser, serves as administrator to the Acquired Fund and the Acquiring Fund and provides certain administrative personnel and services as necessary.  FAS provides these services at an annual rate based on the average aggregate daily net assets of the Funds and most of the other Federated funds advised by the Advisers or their affiliates.  The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion.  FAS’ minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares.  FAS may choose to voluntarily waive a portion of its fees or reimburse the Funds for expenses.  Any voluntary waiver or reimbursement may be terminated by FAS at any time in its sole discretion.

FAS also may provide certain accounting and recordkeeping services with respect to a Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

Service Fees (Class A Shares and Class C Shares Only)

The Acquired Fund and the Acquiring Fund are each party to a Shareholder Services Agreement under which a Fund may pay service fees of up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (“FSSC”), an affiliate of the Advisers, for providing certain personal services for shareholders and the maintenance of shareholder accounts.  The Shareholder Services Agreement provides that FSSC either will perform shareholder services directly or will select financial institutions to perform such services.  Financial institutions will receive fees based upon shares owned by their clients or customers.  Intermediaries that receive Service Fees may include a company affiliated with management of the Advisers or their parent company, Federated Investors, Inc.  The schedule of such fees and the basis upon which such fees will be paid are determined from time to time by a Fund and FSSC.  If a financial intermediary receives service fees on an account, it is not eligible to also receive account administration fees on that same account.

Rule 12b-1 Fees (Class A Shares and Class C Shares Only)

Federated Securities Corp. (“FSC” or the “Distributor”), an affiliate of the Advisers, is the principal distributor for shares of the Acquired Fund and the Acquiring Fund.  The Funds have adopted a Rule 12b-1 Distribution Plan (the “Distribution Plan”) pursuant to which the Funds may pay marketing fees to the Distributor in an amount up to the following annual rates:

Fund                                          Share Class                       Distribution (12b-1) Fee
Acquired Fund                                          Class A Shares                                             0.05% of average net assets of Class A Shares
Class C Shares                                             0.75% of average net assets of Class C Shares

Acquiring Fund                                          Class A Shares                                             None
Class C Shares                                             0.75% of average net assets of Class C Shares

The fees are paid to the Distributor for the sale, distribution, administration and customer servicing of the applicable share classes of the Funds.  When the distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase shares of the Funds.  Because the applicable share classes of the Funds pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.  The Distributor may choose to voluntarily waive a portion of its fees or reimburse the Funds for expenses.  Any voluntary waiver or reimbursement may be terminated by the Distributor at any time in its sole discretion.

Account Administration Fees (Class A Shares and Class C Shares Only)

The Acquired Fund and the Acquiring Fund may pay account administration fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders.  If a financial intermediary receives account administration fees on an account, it is not eligible to also receive service fees or recordkeeping fees on that same account.

Recordkeeping Fees

The Acquired Fund and the Acquiring Fund may pay recordkeeping fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives recordkeeping fees on an account, it is not eligible to also receive account administration fees or networking fees on that same account.

Networking Fees

The Acquired Fund and the Acquiring Fund may reimburse networking fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts.  If a financial intermediary receives networking fees on an account, it is not eligible to also receive recordkeeping fees on that same account.

Front-End Sales Charge Reallowances (Class A Shares)

The Distributor receives a front-end sales charge on certain share sales.  The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.  When a financial intermediary’s customer purchases Class A Shares of the Acquired Fund and the Acquiring Fund, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares

Purchase Amounts                                                      Sales Charge as a Percentage of Public Offering Price
Less than $50,000                                                      5.50%
$50,000 but less than $100,000                                                                 4.50%
$100,000 but less than $250,000                                                                 3.75%
$250,000 but less than $500,000                                                                 2.50%
$500,000 but less than $1 million                                                                 2.00%
$1 million or greater1                                                                 0.00%

1. A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

Advance Commissions (Class A Shares and Class C Shares)

When a financial intermediary’s customer purchases Class A Shares or Class C Shares of the Acquired Fund and the Acquiring Fund, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million)
Advance Commission as a Percentage
Purchase Amounts                                                      of Public Offering Price
First $1 million - $5 million                                                                 0.75%
Next $5 million - $20 million                                                                 0.50%
Over $20 million                                                                 0.25%

Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by letter of intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class C Shares
Advance Commission as a Percentageof Public Offering Price
All Purchase Amounts                                                                 1.00%

Additional Payments to Financial Intermediaries

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of shares or provide services to shareholders of the Acquired Fund and the Acquiring Fund.  The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you.  In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Advisers).  These payments are not reflected in the fees and expenses listed in the fee table section of each Fund’s Prospectus (or the comparative fee tables included in the section entitled “Summary – Comparative Fee Tables) in this Prospectus/Proxy Statement) and described above because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.  These payments may be in addition to payments of Rule 12b-1 fees and/or service fees and/or account administration fees and/or recordkeeping fees and/or network fees made by the Fund to the financial intermediary.  In connection with these payments, the financial intermediary may elevate the prominence or profile of a Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization.  You can ask your financial intermediary for information about any payments it receives from the Distributor or the Funds and any services provided.

Procedures for Purchasing, Redeeming and Exchanging Shares
&ltR&gt

The transfer agent and dividend-disbursing agent for the Acquired Fund and the Acquiring Fund is State Street Bank and Trust Company.  Services provided by State Street Bank include the issuance, cancellation and transfer of the Funds’ shares, and the maintenance of records regarding the ownership of such shares.

Procedures for the purchase, redemption and exchange of the Acquired Fund’s shares are substantially the same as the procedures applicable to the purchase, redemption and exchange of the Acquiring Fund’s shares.  Reference is made to the Prospectus of the Acquired Fund dated September 30, 2009, and the Prospectus of the Acquiring Fund dated December 31, 2009 for Class A Shares and C Shares and the Prospectus dated January 29, 2010 for Institutional Shares, each of which is incorporated by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Acquired Fund’s shares and the Acquiring Fund’s shares, respectively.  Set forth below is a brief description of the significant purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Funds’ shares.

Purchases

Shares of the Acquired Fund and the Acquiring Fund may be purchased any day the New York Stock Exchange (NYSE) is open.  When a Fund receives your transaction request in proper form (as described in each Fund’s Prospectus), it is processed at the next calculated NAV of a share, plus any applicable front-end sales charge (public offering price).  A share’s NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.  Each Fund calculates the NAV of each class of shares by valuing the assets allocated to the share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of shares of the class outstanding.  When a Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed. When the Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares.

Purchases of a Fund’s shares may be made through a financial intermediary, directly from the Fund by wire and by check or through an exchange from the same share class of another Federated fund (for exchanges, you must meet the minimum initial investment requirements for purchasing shares and both accounts must have identical registrations).  An institution may establish and account and place an order by calling a Fund and the shares will be priced at the next calculated NAV after the Fund receives the order.

Once you have opened an account, purchases of additional shares may be made automatically on a regular basis using the Systematic Investment Program (“SIP”) (to use the SIP, an investor needs to complete the SIP section of the new account form or contact the Fund or the investor’s financial intermediary).  Once you have opened an account, purchases of additional shares also may be made through a financial institution that is an ACH member (the purchase option can be established by completing the appropriate section of the new account form).  Each Fund reserves the right to reject any request to purchase or exchange shares.  If a Fund offers more than one share class and the class choice is not specified on the new account form or form of payment (e.g., Federal reserve wire or check), investors automatically receive Class A Shares.

Purchasers of the Acquired Fund’s and the Acquiring Fund’s Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than $1 million.  The sales charges are subject to the breakpoint discounts and rights of accumulation, which are substantially similar for each Fund and are described in each Fund’s Prospectus for its Class A Shares.  The sales charges on Class A Shares also may be reduced or eliminated in certain circumstances described in the Prospectuses for each Fund (which circumstances are substantially similar for each Fund).

For purchases of $1 million or more, a CDSC of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

There is no front-end sales charge upon purchase of the Acquired Fund’s and the Acquiring  Fund’s Class C Shares; however, upon redemption, holders of the Acquired Fund’s and Acquiring Fund’s Class C Shares will incur a CDSC of up to 1.00% on Class C Shares redeemed within 12 months of the purchase date.

The CDSC on the Class A Shares and Class C Shares of the Funds is calculated using the share price at the time of purchase or redemption, whichever is lower.  The CDSC on Class C Shares may be reduced or eliminated in certain circumstances described in the Prospectuses for the Acquired Fund’s and the Acquiring Fund’s .

There is no front-end sales charge or CDSC imposed on purchases of Institutional Shares of either Fund.

The Funds’ minimum initial and subsequent investment amounts are the same.

Fund	Initial Investment Minimum	Subsequent Investment Minimum	Systematic Investment Program Initial/Subsequent Investment Minimum
Acquired Fund-Class A Shares	$1,500	$100	$50/$50
Acquiring Fund-Class A Shares	$1,500	$100	$50/$50
Acquired Fund Class C Shares	$1,500	$100	$50/$50
Acquiring Fund-Class C Shares	$1,500	$100	$50/$50
Acquired Fund-Institutional Shares	$1,000,000	None	$50/$50
Acquiring Fund-Institutional Shares	$1,000,000	None	$50/$50

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,500 for Class A Shares and Class C Shares. Accounts may be closed if redemptions or exchanges cause the account balance to fall below $25,000 for Institutional Shares.  Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.
&lt/R&gt

Redemptions and Exchanges

Shares of the Acquired Fund and the Acquiring Fund may be redeemed or exchanged any day the NYSE is open.  Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from a Fund by telephone or by mailing a written request.  Shares also may be redeemed or exchanged in a minimum amount of $100 on a regular basis using a systematic withdrawal/exchange program (to use the systematic withdrawal/exchange program, an investor must complete the appropriate section of the new account form or an account service options form or contact the investor’s financial intermediary or the Fund).  An investor’s account value must meet the minimum initial investment amount at the time the systematic withdrawal/exchange program is established.  Generally, it is not advisable to continue to purchase shares subject to a sales charge while redeeming shares using the systematic withdrawal/exchange program.  Shares of a Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.

Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.  An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.  The Funds may modify or terminate the exchange privilege at any time.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling the Funds at 1-800-341-7400.
&ltR&gt

Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holdings
&lt/R&gt

Dividends and Distributions

The Acquired Fund and the Acquiring  Fund declare and pay any dividends annually to shareholders.  Dividends will be automatically reinvested in additional shares without a sales charge, unless you elect a cash payment.

In addition, the Funds pay any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements.  Your dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments.  Dividends and capital gains distributions may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares.  No interest will accrue on amounts represented by uncashed distribution checks.  If you purchase shares just before the record date for a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the record date for a capital gain.  Contact your financial intermediary or the Funds for information concerning when dividends and capital gains will be paid.  Under the federal securities laws, a Fund is required to provide a notice to shareholders regarding the source of distributions made by a Fund if such distributions are from sources other than ordinary investment income.

Tax Information

It is anticipated that the Acquired Fund’s and the Acquiring Fund’s distributions will be primarily ordinary income and capital gains.  Each Fund’s distributions of ordinary income and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Distributions are taxable at different rates depending on the source of income. Capital gains distributed by a Fund are taxable at different rates depending upon the length of time the Fund held the assets giving rise to those capital gains. Redemptions and exchanges of Fund shares are taxable sales.

Frequent Trading

Frequent or short-term trading into and out of the Acquired Fund and the Acquiring Fund can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Funds’ investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds.  Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated.

Each Funds’ Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Funds’ shares.  These policies and procedures are substantially similar for each of the Funds and are described in each Fund’s Prospectus, which is incorporated herein by reference.

Portfolio Holdings Disclosure Policies

The SAI of the Acquired Fund, and the SAI of the Acquiring Fund, each contain a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities.  The SAIs are available on Federated’s website at FederatedInvestors.com.

INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE PLAN OF REORGANIZATION
&ltR&gt

The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after April 23, 2010.  On the Closing Date, substantially all of the assets of the Acquired Fund (except for deferred or prepaid expenses which are not expected to be material) will be transferred to the Acquiring Fund.  In exchange for the transfer of these assets, the Acquiring Fund will simultaneously issue to the Acquired Fund a number of full and fractional Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Acquiring Fund equal in value to the aggregate NAV of the Class A Shares, Class C Shares and Institutional Shares of the Acquired Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.

The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund shall be the value of such assets at the closing on the Closing Date of the Reorganization using the valuation procedures set forth in the Acquiring Fund’s Declaration of Trust and its current Prospectuses and SAIs, or such other valuation procedures as the Acquired Fund and the Acquiring Fund shall mutually agree.  There are no material differences between the valuation procedures of the Acquired Fund and the Acquiring Fund.  Consequently, it is not anticipated that the use of the Acquiring Funds’ valuation procedures will result in a material revaluation of the Acquired Fund’s assets at the time of the Reorganization.

The Acquiring Fund will be the accounting survivor in the Reorganization.  The Acquired Fund will discharge all of its liabilities and obligations prior to consummation of its Reorganization.  Following the transfer of its assets in exchange for Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Acquiring Fund, the Acquired Fund will distribute the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Acquiring Fund pro rata to shareholders of record of Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Acquired Fund, in complete liquidation and dissolution/termination of the Acquired Fund.  Shareholders of the Acquired Fund owning Class A Shares, Class C Shares or Institutional Shares (as applicable) at the Closing on the Closing Date of the Reorganization will receive a number of Class A Shares, Class C Shares Institutional Shares (as applicable) of the Acquiring Fund with the same aggregate value as the shareholder had in the Acquired Fund immediately before the Reorganization.  This distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund’s shareholders on the share records of the Acquiring Fund’s transfer agent.  The Acquiring Fund does not issue share certificates to shareholders.

Following the consummation of the Reorganization, the Acquired Fund will be dissolved/terminated, and the Acquired Fund Trust will amend its Declaration of Trust to remove the Acquired Fund as a portfolio of the Trust and to reflect the liquidation and dissolution/termination of the Acquired Fund.  The transfer of shareholder accounts from the Acquired Fund to the Acquiring Fund will occur automatically.  It is not necessary for the Acquired  Fund’s shareholders to take any action to effect the transfer.  Please do not attempt to make the transfer yourself.  If you do so, you may disrupt the management of the Acquired Fund’s portfolio, and you may incur sales charges that you would not incur in the Reorganization.

The Plan contains customary representations, warranties and conditions.  The Plan provides that the consummation of the Reorganization is conditioned upon, among other things:  (i) approval of the Reorganization by the shareholders of the Acquired Fund; and (ii) the receipt by the Acquired Fund and the Acquiring Fund of an opinion to the effect that the Reorganization will be tax-free under the Code to the Acquired Fund, its shareholders and the Acquiring Fund.  The Plan may be terminated by mutual agreement of the Acquired Fund Trust and the Acquiring Fund Trust or if, before the Closing Date, there is a breach of a representation, warranty or agreement contained in the Plan, any of the required conditions have not been met, or the Board  determines that the Reorganization is not in the best interests of the shareholders of the Acquired Fund.

See the section entitled “Information About the Reorganization -- Costs of the Reorganization” in this Prospectus/Proxy Statement for a description of the expense provisions of the Plan.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan.  A copy of the Plan for the Reorganization is attached hereto as Annex A and incorporated herein by reference.
&lt/R&gt

Costs of the Reorganization
&ltR&gt

The Acquired Fund and the Acquiring Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of each Plan (and summarized below).

The Acquired Fund will pay the following direct proxy expenses of approximately $11,043 relating to its participation in the Reorganization: (a) cost of printing and mailing of proxy materials (i.e., this Prospectus/Proxy Statement and other materials used in connection with the special meeting of shareholders); and (b) the cost of processing, soliciting and tabulating the vote of its shareholders in connection with the special meeting.  Similar to other reorganization transactions, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Acquired Fund or the Acquiring Fund may incur transaction expenses associated with the purchase and sale of portfolio securities. Assuming that all of the Acquired Fund’s securities are sold, the estimated brokerage costs of the Acquired Fund would be $11,200. The Acquiring Fund would pay estimated brokerage costs of approximately $16,800 to purchase securities with the assets received from the Acquired Fund.  The Acquiring Fund will be responsible for paying registration fees on an as-incurred basis.

The MDT Adviser, or its affiliates, will pay remaining expenses associated with the Acquired Fund’s and Acquiring Fund’s participation in the Reorganization.  Such other expenses may include:  (a) expenses associated with the preparation and filing of the proxy materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.

Given the large waiver positions of the Acquired Fund, and the fact that the Acquired Fund is  being operated at its applicable voluntary expense caps, Federated will indirectly pay the expenses for which the Acquired Fund will be responsible (except for brokerage and other transaction related expenses); thus the effect on the net asset values of the Acquired Fund as a result of the payment of the direct proxy expenses would not be significant, if any (after taking into account the impact of waivers).  See the section entitled “Summary – Reasons for the Proposed Reorganization” in this Prospectus/Proxy Statement for additional information regarding Federated’s indirect payment of such expenses and the impact of waivers.
&lt/R&gt

Description of the Acquired Fund’s and Acquiring Fund’s Share Classes and Capitalization
&ltR&gt

The Class A Shares, Class C Shares and Institutional Shares of the Acquiring Fund to be issued to shareholders of the Acquired Fund’s Class A Shares, Class C Shares and Institutional Shares, as applicable, under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights.  Reference is hereby made to the Prospectuses of the Acquiring Fund provided herewith for additional information about the Class A Shares, Class C Shares and Institutional Shares of the Acquiring Fund.

The following table sets forth the unaudited capitalization of the Federated MDT Mid Cap Growth Fund into Federated Mid Cap Growth Strategies Fund as of December 10, 2009.

Fund	Total Net Assets1	Shares Outstanding	Net Asset Value Per Share
Federated MDT Mid Cap Growth Fund – Class A Shares	$8,963,811	980,759	$9.14
Reorganization costs2 Share Adjustments	(4,870)	(666,520)
Federated Mid Cap Growth Strategies Fund – Class A Shares	$313,921,587	11,012,719	$28.51
Federated Mid Cap Growth Strategies Fund, Pro Forma Combined – Class A Shares	$322,880,528	11,326,958	$28.51

Federated MDT Mid Cap Growth Fund – Class C Shares	$637,454	72,010	$8.85
Reorganization costs2 Share Adjustments	(346)	(46,758)
Federated Mid Cap Growth Strategies Fund – Class C Shares	$12,328,676	488,561	$25.23
Federated Mid Cap Growth Strategies Fund, Pro Forma Combined – Class C Shares	$12,965,784	513,813	$25.23

Federated MDT Mid Cap Growth Fund – Institutional Shares	$11,012,716	1,193,590	$9.23
Reorganization costs2 Share Adjustments	(5,984)	(807,524)
Federated Mid Cap Growth Strategies Fund – Institutional Shares**	$0	0	NA
Federated Mid Cap Growth Strategies Fund, Pro Forma Combined – Institutional Shares3	$11,006,732	386,066	$28.51

1 Does not reflect additional $11,963,605 of Federated Mid Cap Growth Strategies Fund assets represented by other share classes.

2 Adjustment to reflect estimated brokerage commissions related to the anticipated disposition of portfolio securities by Federated MDT Mid Cap Growth Fund, and acquisition of replacement securities in connection with the Reorganization.

3 As of December 10, 2009, the Institutional Shares for Federated Mid Cap Growth Strategies Fund were not yet effective.
&lt/R&gt

Federal Income Tax Consequences

As a condition to the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•
the Reorganization as set forth in the Plan will constitute a tax-free Reorganization under section 368(a) of the Code, and the Acquired Fund and Acquiring Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•	no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Fund’s assets in exchange for Class A Shares, Class C Shares and Institutional Shares of the Acquiring Fund;

•
no gain or loss will be recognized by the Acquired Fund upon transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund’s Class A Shares, Class C Shares and Institutional Shares or upon the distribution of the Acquiring Fund’s Class A Shares, Class C Shares and Institutional Shares to the Acquired Fund’s shareholders in exchange for their Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Acquired Fund;

•
no gain or loss will be recognized by shareholders of the Acquired Fund upon exchange of their Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Acquired Fund for Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Acquiring Fund;

•
the aggregate tax basis of the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Acquiring Fund received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Acquired Fund held by such shareholder immediately prior to the Reorganization;

•
the holding period of the Acquiring Fund’s Class A Shares, Class C Shares and Institutional Shares (as applicable) received by each shareholder of the Acquired Fund will include the period during which the Acquired Fund’s Class A Shares, Class C Shares and Institutional Shares (as applicable) exchanged therefor were held by such shareholder, provided the Class A Shares, Class C Shares and Institutional Shares  (as applicable) of the Acquired Fund were held as capital assets on the date of the Reorganization;

•	the tax basis of each of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquiring Fund immediately prior to the Reorganization; and

•	the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request and the Funds will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or the Acquired Fund’s shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  The requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts.  If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between the shareholder’s tax basis in the shareholder’s shares of the Acquired Fund and the fair market value of the shares of the Acquiring Fund received in exchange therefor.

See the discussion under the section entitled “Summary --Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization, including (without limitation) information on the Funds’ realized and unrealized gains/losses and capital loss carryforwards, and the possibility that the Acquired Fund may make distributions (which may be taxable) of ordinary income and/or realized capital gains to its respective shareholders prior to the Reorganization being consummated.

Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about the state and local tax consequences, if any, of the Reorganization.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Both the Acquired Fund Trust and the Acquiring Fund Trust are open-end, management investment companies.  Each of the Trusts was established under the laws of the Commonwealth of Massachusetts.  The rights of shareholders of Acquired Fund and Acquiring Fund are defined by the applicable Declaration of Trust and Bylaws.  The chart below describes some of the differences between your rights as a shareholder of Acquired Fund and your rights as a shareholder of Acquiring Fund.

CATEGORY	ACQUIRED FUND	ACQUIRING FUND
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights	None	Same
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the Funds’ prospectuses)	None	Same
Minimum Account Size	Class A Shares - $1,500 Class C Shares - $1,500 Institutional Shares $25,000	Same
Annual Meetings	Not required	Not required
Right to Call Shareholder Meetings	Shall be called by the Trustees upon the written request of shareholders owning at least one-tenth of the outstanding shares of all series and classes entitled to vote.	Same
Notice of Meetings	Mailed to each shareholder entitled to vote at least 7 business days before the meeting.	Same

CATEGORY	ACQUIRED FUND	ACQUIRING FUND
Record Date For Meetings	The Board of Trustees may fix a date not more than 90 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any Meeting of shareholders.	The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any Meeting of shareholders.
Quorum for Meetings
Except as otherwise provided by law, the presence in person or by proxy of the holders of (a) one-half of the Shares of the Trust on all matters requiring a Majority Shareholder Vote, as defined in the Investment Company Act of 1940, or (b) one-third of the Shares of the Trust on all other matters permitted by law, in each case, entitled to vote without regard to Class shall constitute a quorum at any meeting of the Shareholders, except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-half or one-third, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum.

Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of one-fourth of the total number of Shares of the Trust outstanding and entitled to vote at such meeting without regard to Class except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-fourth, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum.  When any one or more Series or Class is entitled to vote as a single Series or Class, more than one-fourth of the Shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholders' meeting of that Series or Class.

Vote Required for Election of Trustees/Directors	A plurality of votes cast at the meeting.	Same
Adjournment of Meetings
In the absence of a quorum, a plurality of the shares present in person or by proxy entitled to vote may adjourn the meeting from time to time without further notice than by announcement at the meeting until a quorum shall be present.

In the absence of a quorum, a majority of the shares present in person or by proxy entitled to vote may adjourn the meeting from time to time without further notice than by announcement at the meeting until a quorum shall be present.

Category	ACQUIRED FUND	ACQUIRING FUND
Removal of Trustees/ Directors by Shareholders
A Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.  Any removals shall be effective as to the Trust and each Series and Class thereunder.

Same
Personal Liability of Officers and Trustees/Directors
Trustees and officers of the Trust shall be liable for the their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trust or officer, as the case may be, and for nothing else.
Same
Personal Liability of Shareholders
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Same

Category	ACQUIRED FUND	ACQUIRING FUND
Rights of Inspection
Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.
Same
Liquidation and Dissolution
The trustees of a Massachusetts business trust may resolve to liquidate or dissolve a fund or new fund, or any class thereof, without prior shareholder approval and without first redeeming all of the shares of the respective fund.  Although Massachusetts law allows the trust to liquidate without shareholder approval, the declaration of trust can amend this allowance.  The declaration of trust provides that the Trust may at any time sell and convert into cash all the assets of the Trust or any Series or Class without shareholder approval, unless otherwise required by applicable law.
Same
Number of Authorized Shares; Par Value	The beneficial interest in the Trust shall at all times be divided into transferable Shares, without par value	Same

INFORMATION ABOUT ACQUIRED FUND AND ACQUIRING FUND

WHERE TO FIND ADDITIONAL INFORMATION
&ltR&gt

Information about the Acquired Fund is included in its Prospectus and SAI dated September 30, 2009, each of which is incorporated herein by reference.  Information about the Acquiring Fund is included in its Prospectus and its SAI dated December 31, 2009 for Class A Shares and Class C Shares and its Prospectus and SAI dated January 29, 2010 for Institutional Shares, each of which is incorporated herein by reference.  A copy of the Prospectuses for the Acquiring Fund accompanies this Prospectus/Proxy Statement.  Copies of the SAIs of the Acquiring Fund, the Prospectus and SAI of the Acquired Fund and the SAI dated January 29, 2010, relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561.  The Prospectus and SAI of the Acquired Fund and the Acquiring Fund are also available electronically on Federated’s website at FederatedInvestors.com.

The Acquired Fund, and the Acquiring Fund Trust on behalf of the Acquiring Fund, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC.  Reports, proxy and information statements and other information filed by the Acquiring Fund and by the Acquiring Fund Trust, on behalf of the Acquiring Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).
&lt/R&gt

Legal Proceedings

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

&ltR&gt

Proxies are being solicited by the Board of the Acquired Fund Trust, on behalf of its portfolio, the Acquired Fund.  The proxies will be voted at the special meeting of shareholders of the Acquired Fund to be held at 2:00 p.m. (Eastern Time) on April 9, 2010, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Acquired Fund or its affiliates.  Given the large waiver positions of the Acquired Fund, and the fact that the Acquired Fund is being operated at its applicable voluntary expense caps, Federated will indirectly pay the expenses that the Acquired Fund will be responsible to pay (except for brokerage and other related transaction expenses). The MDT Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.  (See the section entitled “Information About the Reorganization – Costs of the Reorganization” in this Prospectus/Proxy Statement for further information regarding which parties are responsible for paying the costs and expenses of the Reorganization.)  In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the MDT Adviser or its affiliates or, if necessary, a communications firm retained for this purpose.  Such solicitations may be by telephone, through the Internet or otherwise.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.

The purpose of the Special Meeting is set forth in the accompanying Notice.  The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting.  Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.  This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about March 3, 2010, to shareholders of record at the close of business on February 16, 2010 (the “Record Date”).

The Acquired Fund’s Annual Report, which includes audited financial statements for its fiscal year ended July 31, 2009, was previously mailed to shareholders.  The Acquiring Fund’s Annual Report, which includes audited financial statements for its fiscal year ended October 31, 2009, was previously mailed to shareholders of the Acquiring Fund.  The Acquired Fund and Acquiring Fund will each promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report.  Requests for Annual Reports for the Acquiring Fund or the Acquired Fund may be made by writing to the Funds’ principal executive offices or by calling the toll-free telephone number, 1-800-341-7400.  The principal executive office for the Funds is located at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561.  These reports are also available electronically on Federated’s website at FederatedInvestors.com.

Proxies, Quorum and Voting at the Special Meeting

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each Class A Share, Class C Share and Institutional Share of  the Acquired Fund, is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.  The votes of shareholders of the Acquiring Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Acquired Fund Trust.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies.  If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization.

In order to hold a Special Meeting, a “quorum” of shareholders of the Acquired Fund must be present.  Due to the requirements of the 1940 Act discussed in the next paragraph, holders of more than 50% of the total number of Class A Shares, Class C Shares and Institutional Shares of the Acquired Fund, entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization.

Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act.  The Reorganization of the Acquired Fund with and into the Acquiring Fund requires the lesser of:  (A) 67% or more of the Class A Shares, Class C Shares and Institutional Shares of the Acquired Fund present at the Special Meeting, voting together, if the shareholders of more than 50% of the outstanding Class A Shares, Class C Shares and Institutional Shares of the Acquired Fund are present or represented by proxy; or (B) more than 50% of the outstanding Class A Shares, Class C Shares and Institutional  Shares of the Acquired Fund, voting together.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum shall be present.  In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting without further notice then by announcement to be given at the meeting to permit further solicitations of proxies with respect to the proposal.  All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.  A shareholder vote may be taken on a proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS

As of February 16, 2010, the Acquired Fund had the following numbers of outstanding shares:

Issuer	Share Class	Outstanding Shares	Number of Shares Entitled to Vote
Acquired Fund	Class A Shares	960,074	960,074
Acquired Fund	Class C Shares	63,612	63,612
Acquired Fund	Institutional Shares	878,543	878,543

Officers and Trustees of the Acquired Fund Trust own less than 1% of Acquired Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class C Shares of the Acquired Fund: Capital Banks Trust Company TTEE Pan-Pacific Supply Co., Greenwood Village, CO, owned approximately 15,428 Shares (24.25%);Emjay Co., Greenwood Village, CO, owned approximately 13,633 Shares (21.43%); First Clearing, LLC, St. Louis, MO, owned approximately 7,635 Shares (12.00%); Capital Banks Trust Company, TTEE Capital Workforce, Greenwood Village, CO, owned approximately 6,454 Shares (10.15%); MG Trust Company, Denver, CO, owned approximately 4,080 Shares (6.41%); RBC Capital Markets Corp., Beaver Falls, PA, owned approximately 3,420 Shares (5.38%) and Capital Bank Trust Company, TTEE Learning Incentives, Inc., Greenwood Village, CO, owned approximately 3,251 Shares (5.11%);

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of the Acquired Fund: NFS LLC FEBO AMEGY Bank, NA, Houston, TX, owned approximately 734,957 Shares (83.66%) and MFS LLC FEBO, First Merchants Trust Co., Muncie, IN, owned approximately 85,449 Shares (9.73%).

Officers and Trustees of Acquiring Fund Trust own less than 1% of each class of Acquiring Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of the Acquiring Fund: Emjay Corporation, Greenwood Village, CO, owned approximately 918,668 Shares (8.54%) and Edward Jones & Co., Maryland Hts., MO, owned approximately 837,951 Shares (7.79%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class C Shares of the Acquiring Fund: MLPF&S, Jacksonville, FL, owned approximately 35,246 Shares (7.70%); Pershing LLC, Jersey City, NJ, owned approximately 31,540 Shares (6.89%) and Edward Jones & Co., Maryland Hts., MO, owned approximately 25,602 Shares (5.59%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of the Acquiring Fund: Federated Equity Management Company of Pennsylvania, Pittsburgh, PA, owned approximately 3 Shares (100.00%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Federated Equity Management Company of Pennsylvania is organized in the State of Delaware and is a subsidiary of Federated Investors, Inc., organized in the Commonwealth of Pennsylvania.

NFS, LLC is organized in the State of Delaware.

&lt/R&gt

INTERESTS OF CERTAIN PERSONS

The MDT Adviser and Acquiring Fund Adviser are owned by Federated.  All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.  John F. Donahue and J. Christopher Donahue currently serve as trustees of both the Acquired Fund Trust and the Acquiring Fund Trust.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Acquired Fund is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to Federated MDT Series, Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Acquired Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

/s/ John W. McGonigle
John W. McGonigle, Secretary
&ltR&gt

February 26, 2010
&lt/R&gt

Annex A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of _____________, by and between Federated Equity Funds, a Massachusetts business trust, with its principal place of business at  4000 Ericsson Drive, Warrendale, PA, 15086-7561 (the “Federated Trust”), with respect to its series, Federated Mid Cap Growth Strategies Fund (the “Acquiring Fund”), and Federated MDT Series, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA, 15086-7561 (the “Trust”), with respect to its series, Federated MDT Mid Cap Growth Fund,  (“Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder.  The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Acquired Fund (which offers Class A Shares, Class C  Shares and Institutional Shares) in exchange solely for shares (Class A Shares, Class C Shares and Institutional Shares, respectively), no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of the Acquiring Fund Shares (Class A Shares, Class C Shares and Institutional Shares) to the holders of the Acquired Fund Shares (Class A Shares, Class C Shares and Institutional Shares, respectively), and (iii) the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set for in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Federated Trust and the Trust, respectively, and the Trust is an open-end, registered management investment company, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Funds are authorized to issue their shares of beneficial interests;

WHEREAS, the Trustees of the Federated Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

 1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees  to deliver to the Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares determined by multiplying (a)  the shares outstanding of each class of Acquired Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of  such class of the Acquired Fund Shares by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2.  Holders of the Acquired Fund Shares will receive Class A Shares, Class C Shares and Institutional Shares, respectively, of the Acquiring Fund.  Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

 1.2           ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund.  The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and these assets shall be excluded from the Valuation of Assets under paragraph 2.1 and the corresponding calculation of net asset value per share of each class of the Acquired Fund Shares under this Agreement.

 The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

 1.3           LIABILITIES TO BE DISCHARGED.  The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

 1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable:  (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

 1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

 1.6           TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

 1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

 1.8           TERMINATION.  The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

 1.9           BOOKS AND RECORDS.  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

 2.1           VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Federated Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

 2.2           VALUATION OF SHARES.  The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share of such class of the Acquired Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Federated Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

 2.3           SHARES TO BE ISSUED.  The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets, shall be determined in accordance with paragraph 1.1.

 2.4           DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

 3.1           CLOSING DATE.  The closing shall occur on or about ________________, or such other date(s) as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein.  The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

 3.2           CUSTODIAN’S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that:  (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

 3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the scheduled Closing Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

 3.4           TRANSFER AGENT’S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

REPRESENTATIONS AND WARRANTIES

 4.1           REPRESENTATIONS OF THE ACQUIRED FUND.  The Trust, on behalf of the Acquired Fund, represents and warrants to the Federated Trust, on behalf of the Acquiring Fund, as follows:

a)	The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

b)
The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e)
The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f)
Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)
The audited financial statements of the Acquired Fund as of July 31, 2009, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h)
Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

i)
As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

j)
The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund’s Board of Trustees and committees of the Acquired Fund’s Board of Trustees. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.

k)
The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

l)
All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

m)
All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

n)
At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

o)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

p)
The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

q)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

r)
The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

s)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

 4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The Federated Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Acquired Fund, as follows:

a)	The Acquiring Fund is a separate series of a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

b)
The Federated Trust is registered as an open-end management investment company under the 1940 Act, and the Federated Trust’s registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Federated Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e)
Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)
The financial statements of the Acquiring Fund as of October 31, 2009 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g)
Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.  For the purposes of this paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

h)
All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

i)
All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

j)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

k)
Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

l)
The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

m)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Federated Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

n)
The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year .

o)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Federated Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Federated Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

p)
The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

 5.1           OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

 5.2           APPROVAL OF SHAREHOLDERS.  The Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

 5.3           INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

 5.4           ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

 5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

 5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

 5.7           PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT.  The Federated Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”).  The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

 5.8           On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Federated Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

 8.1           This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

 8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

 8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

 8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

 8.5           The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a)
The transfer of all or substantially all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c)
No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e)
The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization.  The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f)
The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

The Acquired Fund and the Acquiring Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. Federated MDTA LLC or its affiliates (collectively, “Federated”), will bear certain expenses associated with Acquiring Fund’s and Acquired Fund’s participation in the Reorganization.  Such reorganization expenses may include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) legal and accounting fees incurred in connection with the preparation of the Proxy Materials; and (c) other related administrative or operational costs.  The Acquired Fund shall bear the following direct proxy expenses: (a) cost of printing and mailing of proxy materials and (b) the cost of processing, soliciting and tabulating the vote of its shareholders in connection with the shareholder meeting.  The Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states.  In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the purchase and sale of portfolio securities. The Acquiring Fund will be responsible for paying registration fees on an as-incurred basis.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

 10.1           The Federated Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

 10.2           Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

 This Agreement may be terminated by the mutual agreement of the Federated Trust and the Trust.  In addition, either the Federated Trust or the Trust may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)
a determination by a party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Trust or the Federated Trust, respectively, and notice given to the other party hereto.

 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Federated Trust, the Trust, or their respective Trust or their respective Trust or officers, to the other party or its Trustees or  their officers.

ARTICLE XII

AMENDMENTS

 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust and the Federated Trust as specifically authorized by their respective Board of Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entitles other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Federated Trust personally, but shall bind only the property of the Acquiring Fund, as provided in the Declaration of Trust of the Federated Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Federated Trust on behalf of the Acquiring Fund and signed by authorized officers of the Federated Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Federated Trust’s Declaration of Trust.

 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquired Fund and signed by authorized officers of the Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Trust’s Declaration of Trust.

 IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Federated MDT Series
on behalf of its portfolio,
Federated MDT Mid Cap Growth Fund

John W. McGonigle, Secretary

Federated Equity Funds
on behalf of its portfolio,
Federated Mid Cap Growth Strategies Fund

John W. McGonigle, Secretary

Annex B
Financial Highlights

Financial Highlights –Acquired Fund Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Year Ended July 31,						Period Ended
	2009		2008		2007	1	7/31/2006	2
Net Asset Value, Beginning of Period	$12.10		$13.05		$10.67		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.04	)3	(0.11	)3	(0.11	)3	(0.09	)3
Net realized and unrealized gain (loss) on investments	(3.90)		(0.72)		2.81		0.76
TOTAL FROM INVESTMENT OPERATIONS	(3.94)		(0.83)		2.70		0.67
Less Distributions:
Distributions from net realized gain on investments	—		(0.12)		(0.32)		—
Redemption fees	—		—		0.00	4	—
Net Asset Value, End of Period	$8.16		$12.10		$13.05		$10.67
Total Return5	(32.56)%		(6.47)%		25.67%		6.70%

Ratios to Average Net Assets:
Net expenses	1.49%		1.50%		1.50%		2.02	%6
Net investment income (loss)	(0.47)%		(0.82)%		(0.88)%		(0.92	)%6
Expense waiver/reimbursement7	3.68%		4.06%		15.03%		27.33	%6
Supplemental Data:
Net assets, end of period (000 omitted)	$7,982		$10,242		$6,446		$104
Portfolio turnover	270%		216%		141%		201%
1    MDT Mid Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Mid Cap Growth Fund the “Fund”), as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2    Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3    Per share numbers have been calculated using the average shares method.

4    Represents less than $0.01.

5    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6    Computed on an annualized basis.

7    This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Acquired Fund’s performance is contained in the Acquired Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

Financial Highlights – Acquired Fund Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Year Ended July 31,						Period Ended
	2009		2008		2007	1	7/31/2006	2
Net Asset Value, Beginning of Period	$11.84		$12.86		$10.60		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.10	)3	(0.19	)3	(0.19	)3	(0.17	)3
Net realized and unrealized gain (loss) on investments	(3.82)		(0.71)		2.77		0.77
TOTAL FROM INVESTMENT OPERATIONS	(3.92)		(0.90)		2.58		0.60
Less Distributions:
Distributions from net realized gain on investments	—		(0.12)		(0.32)		—
Redemption fees	—		—		0.00	4	—
Net Asset Value, End of Period	$7.92		$11.84		$12.86		$10.60
Total Return5	(33.11)%		(7.12)%		24.69%		6.00%

Ratios to Average Net Assets:
Net expenses	2.24%		2.24%		2.25%		2.77	%6
Net investment income (loss)	(1.23)%		(1.51)%		(1.56)%		(1.67	)%6
Expense waiver/reimbursement7	3.84%		3.86%		26.77%		27.33	%6
Supplemental Data:
Net assets, end of period (000 omitted)	$590		$909		$123		$6
Portfolio turnover	270%		216%		141%		201%
1    The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2    Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3    Per share numbers have been calculated using the average shares method.

4    Represents less than $0.01.

5    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6    Computed on an annualized basis.

7    This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Acquired Fund’s performance is contained in the Acquired Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

Financial Highlights – Acquired Fund Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	1	7/31/2006	2
Net Asset Value, Beginning of Period	$12.18		$13.10		$10.69		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.03	)3	(0.07	)3	(0.05	)3	(0.07	)3
Net realized and unrealized gain (loss) on investments	(3.92)		(0.73)		2.77		0.76
TOTAL FROM INVESTMENT OPERATIONS	(3.95)		(0.80)		2.72		0.69
Less Distributions:
Distributions from net realized gain on investments	---		(0.12)		(0.32)		---
Redemption fees	---		---		0.01		---
Net Asset Value, End of Period	$8.23		$12.18		$13.10		$10.69
Total Return4	(32.43)%		(6.22)%		25.90%		6.90%

Ratios to Average Net Assets:
Net expenses	1.24%		1.25%		1.25%		1.77	%5
Net investment income (loss)	(0.42)%		(0.57)%		(0.45)%		(0.67	)%5
Expense waiver/reimbursement6	3.01%		3.95%		42.16%		27.33	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$11,192		$2,735		$708		$225
Portfolio turnover	270%		216%		141%		201%
1    MDT Mid Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Mid Cap Growth Fund (the “Fund”), as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2    Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3    Per share numbers have been calculated using the average shares method.

4    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

5    Computed on an annualized basis.

6    This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Acquired Fund’s performance is contained in the Acquired Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

Financial Highlights–Acquiring Fund Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2009	2008	2007	20061	2005
Net Asset Value, Beginning of Period	$24.05	$45.41	$36.12	$31.85	$27.44
Income From Investment Operations:
Net investment income (loss)	0.092	(0.00)2,3	(0.12)2	(0.09)2	(0.10)2
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.61	(17.11)	9.41	4.36	4.51
TOTAL FROM INVESTMENT OPERATIONS	2.70	(17.11)	9.29	4.27	4.41
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	—	(4.25)	—	—	—
Regulatory Settlement Proceeds	0.024	—	—	—	—
Net Asset Value, End of Period	$26.77	$24.05	$45.41	$36.12	$31.85
Total Return5	11.31%4	(41.21)%	25.72%	13.41%	16.07%6
Ratios to Average Net Assets:
Net expenses7	0.99%8	0.99%8	0.98%8	0.99%8	1.21%8
Net investment income (loss)	0.37%	(0.00)%9	(0.29)%	(0.25)%	(0.32)%
Expense waiver/reimbursement10	0.45%	0.32%	0.28%	0.28%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$298,431	$293,777	$544,647	$492,751	$537,322
Portfolio turnover	207%	215%	118%	115%	139%
1    Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.

2    Per share numbers have been calculated using the average shares method.

3    Represents less than $0.01.

4    During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.08% on the total return. (See Notes to Financial Statements, Note 8.)

5    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

6    During the period, the Fund was reimbursed by an affiliated shareholder services provider, which had an impact of 0.07% on the total return.

7    Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006, and may not be increased until after December 31, 2010.

8    The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.96%, 0.98%, 0.98%, 0.99% and 1.19% for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.

9    Represents less than 0.01%.

10           This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Financial Highlights–Acquiring Fund Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2009	2008	2007	20061	2005
Net Asset Value, Beginning of Period	$21.47	$41.29	$33.10	$29.41	$25.56
Income from Investment Operations:
Net investment income (loss)	(0.08)2	(0.24)2	(0.39)2	(0.33)2	(0.33)2
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.31	(15.33)	8.58	4.02	4.18
TOTAL FROM INVESTMENT OPERATIONS	2.23	(15.57)	8.19	3.69	3.85
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	—	(4.25)	—	—	—
Regulatory Settlement Proceeds	0.023	—	—	—	—
Net Asset Value, End of Period	$23.72	$21.47	$41.29	$33.10	$29.41
Total Return4	10.48%3	(41.64)%	24.74%	12.55%	15.06%
Ratios to Average Net Assets:
Net expenses5	1.74%6	1.74%6	1.74%6	1.77%6	2.04%6
Net investment loss	(0.36)%	(0.75)%	(1.04)%	(1.03)%	(1.13)%
Expense waiver/reimbursement7	0.49%	0.35%	0.29%	0.26%	0.00%8
Supplemental Data:
Net assets, end of period (000 omitted)	$11,880	$13,227	$27,366	$29,341	$30,903
Portfolio turnover	207%	215%	118%	115%	139%
1    Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.

2    Per share numbers have been calculated using the average shares method.

3    During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return. (See Notes to Financial Statements, Note 8.)

4    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5    Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006, and may not be increased until after December 31, 2010.

6    The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.71%, 1.73%, 1.73%,  1.77% and 2.02% for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.

7    This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8    Represents less than 0.01%.

Annex C
Acquiring Fund
Management’s Discussion of Fund Performance

Management’s Discussion of Fund Performance (unaudited)

The Fund’s total return, based on net asset value, for the fiscal year ended October 31, 2009, was 11.31% for the Class A Shares, 10.50% for the Class B Shares, 10.48% for the Class C Shares and 10.72% for the Class K Shares. The total return of the Russell Midcap Growth Index (RMCGI)1 was 22.48% for the same period. The Fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the RMCGI.

MARKET OVERVIEW

Mid-cap growth stocks, as measured by the RMCGI, had a strong 12-month period. Mid-cap growth stocks outpaced mid cap value stocks by 796 basis points and also outperformed the Standard & Poor’s 500 Index2 by 1268 basis points over the 12-month reporting period.

The biggest investment issues in the period were the sharp decline in global economic activity brought about by collapsing real estate prices and the strong rebound in equity markets after unprecedented fiscal and monetary stimuli.

1
Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Investments cannot be made directly in an index.

2
S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.

FUND PERFORMANCE

The Fund underperformed its benchmark RMCGI by 1117 basis points, and ranked in the 71 percentile of the Mid Cap Growth Peer Group of Morningstar3 and in the 73 percentile of the Lipper Mid Cap Peer Group.4

Equity market performance during the fiscal year was dominated by the market's preference for high beta, small capitalization, lower quality stocks, which is contrary to the Fund's investment style and detracted from the Fund's performance relative to its benchmark. The Consumer Discretionary, Materials and Information Technology sectors provided the highest market returns during the fiscal year.

The Fund's performance relative to its benchmark was aided by its stock selection in the Consumer Discretionary sector, and by its stock selection and overweighted position relative to its benchmark in the Materials sector. Positive individual contributors to Fund performance were Lubrizol Corp., Cognizant Technology Solutions Corp. and Kohl's Corp.

The Fund's overall underperformance relative to its benchmark resulted primarily from stock selection in Health Care (where the Fund's positions in biotech stocks were negative contributors), and in the Information Technology sector (where the market preference for lower quality stocks prevailed). Specific holdings that detracted from Fund performance included Cephalon, Inc., Penn Virginia Corp. and Genzyme.

3
Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings over the past three years. For the year ending October 31, 2009, the Fund ranked in the 56 percentile out of 636 funds and in the 74 percentile out of 328 funds for the five- and ten-year periods, respectively.  ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4
For the year ending October 31, 2009, the Fund ranked 143 out of 308 funds and 76 out of 161 funds for the five- and ten-year periods, respectively. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

GROWTH OF A $10,000 INVESTMENT–CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Mid Cap Growth Strategies Fund (Class A Shares) (the “Fund”) from October 31, 1999 to October 31, 2009, compared to the Russell Midcap Growth Index (RMCGI)2 and the Lipper Mid-Cap Growth Funds Average (LMCGFA).2
Average Annual Total Returns3 for the Period Ended 10/31/2009
1 Year	5.19%
5 Years	0.46%
10 Years	-1.11%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%, as applicable.

1
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The RMCGI and the LMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2
The RMCGI is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The LMCGFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund’s performance.

3	Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT–CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Mid Cap Growth Strategies Fund (Class C Shares) (the “Fund”) from October 31, 1999 to October 31, 2009, compared to the Russell Midcap Growth Index (RMCGI)2 and the Lipper Mid-Cap Growth Funds Average (LMCGFA).2
[tbl:aatr,6,,1]
Average Annual Total Returns3 for the Period Ended 10/31/2009
1 Year	9.48
5 Years	0.82%
10 Years	-1.29%
[ctag:cn]

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the contingent deferred sales charge of 1.00%, as applicable.

1
Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The RMCGI and the LMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2
The RMCGI is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The LMCGFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund’s performance.

3	Total returns quoted reflect all applicable contingent deferred sales charges.

STATEMENT OF ADDITIONAL INFORMATION
<?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />

February 26, 2010

Acquisition of the assets of

FEDERATED MDT MID CAP GROWTH FUND

a portfolio of Federated MDT Series

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Telephone No:  1-800-341-7400

By and in exchange for shares of

FEDERATED MID CAP GROWTH STRATEGIES FUND

a portfolio of Federated Equity Funds

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Telephone No:  1-800-341-7400

This Statement of Additional Information dated February 26, 2010, is not a prospectus.  A Prospectus/Proxy statement dated February 26, 2010, related to the above-referenced matter may be obtained from Federated Equity Funds, on behalf of Federated Mid Cap Growth Strategies Fund by writing or calling Federated Equity Funds at the address and telephone number shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.         Statement of Additional Information of Federated MDT Mid Cap Growth Fund, a portfolio of Federated MDT Series, dated September 30, 2009.

2          Statement of Additional Information for Class A Shares and Class C Shares of Federated Mid Cap Growth Strategies Fund, a portfolio of Federated Equity Funds, dated December 31, 2009.

3.         Statement of Additional Information for Institutional Shares of Federated Mid Cap Growth Strategies Fund, a portfolio of Federated Equity Funds, dated January 29, 2010.

3.         Audited Financial Statements of Federated MDT Mid Cap Growth Fund, a portfolio of Federated MDT Series, dated July 31, 2009.

4.         Audited Financial Statements for Class A Shares and Class C Shares of Federated Mid Cap Growth Strategies Fund, a portfolio of Federated Equity Funds, dated October 30, 2009.  Since the Institutional Shares of Federated Mid Cap Growth Strategies Fund is a newly created share class, an Annual Report for Institutional Shares is not currently available.

Pursuant to Item 14(a) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are not prepared because the net asset value of the company being acquired does not exceed ten percent of Federated Mid Cap Growth Strategies Fund’s net asset value, measured as of December 10, 2009.

INFORMATION INCORPORATED BY REFERENCE

            The Statement of Additional Information of Federated MDT Mid Cap Growth Fund, a portfolio of Federated MDT Series, dated September 30, 2009, is incorporated by reference to Federated MDT Series’ Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A (File No. 811-21904), which was filed with the Securities and Exchange Commission on or about September 28, 2009.  A copy may be obtained from Federated MDT Series at 1-800-341-7400.

            The Statement of Additional Information of Class A Shares and Class C Shares of Federated Mid Cap Growth Strategies Fund, a portfolio of Federated Equity Funds, dated December 31, 2009, is incorporated by reference to Federated Equity Funds’ Post-Effective Amendment No. 107 to its Registration Statement on Form N-1A (File No. 811-4017), which was filed with the Securities and Exchange Commission on or about December 31, 2009. A copy may be obtained from Federated Equity Funds at 1-800-341-7400.

            The Statement of Additional Information of Institutional Shares of Federated Mid Cap Growth Strategies Fund, a portfolio of Federated Equity Funds, dated January 29, 2010, is incorporated by reference to Federated Equity Funds’ Post-Effective Amendment No. 109 to its Registration Statement on Form N-1A (File No. 811-4017), which was filed with the Securities and Exchange Commission on or about January 28, 2010. A copy may be obtained from Federated Equity Funds at 1-800-341-7400.

            The audited financial statements of Federated MDT Mid Cap Growth Fund, a portfolio of Federated MDT Series, dated July 31, 2009, are incorporated by reference to the Annual Report to shareholders of Federated MDT Mid Cap Growth Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about September 28, 2009.

            The audited financial statements of Class A Shares and Class C Shares of Federated Mid Cap Growth Strategies Fund, a portfolio of Federated Equity Funds, dated October 30, 2009, are incorporated by reference to the Annual Report to shareholders of Federated Mid Cap Growth Strategies Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 29, 2009.

FEDERATED MDT MID CAP GROWTH FUND

A portfolio of Federated MDT Series

Investment Adviser

Federated MDTA LLC

125 High Street

Oliver Tower

21st Floor

Boston, MA 02110

Distributor

Federated Securities Corp.
Federated <?xml:namespace prefix = st1 ns = "urn:schemas-microsoft-com:office:smarttags" />Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator

Federated Administrative Services

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

FEDERATED MDT MID CAP GROWTH FUND

A portfolio of Federated MDT Series

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated MDT Mid Cap Growth Fund, a portfolio of Federated MDT Series (the “Trust”), hereby designate and appoint Todd Zerega, Justine Patrick, Cathy Ryan, Heidi Loeffert, Tara Raposa and Erin Dugan, as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on April 9, 2010 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 2:00 p.m. (Eastern Time), and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FEDERATED MDT SERIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

1.  To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Mid Cap Growth Strategies Fund (“Acquiring Fund”), a portfolio of Federated Equity Funds, would acquire all of the assets of Federated MDT Mid Cap Growth Fund (“Acquired Fund”) in exchange for Class A Shares, Class C Shares and Institutional Shares of Acquiring Fund to be distributed pro rata by Acquired Fund in complete liquidation and termination of Acquired Fund.  As a result of the reorganization, shareholders of the Acquired Fund will receive shares of the corresponding share class of the Acquiring Fund.

FOR                            [   ]

AGAINST                   [   ]

ABSTAIN                   [   ]